    As filed with the Securities and Exchange Commission on February 19, 1999

                                                       Registration No.33-52310
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 13

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF l933



                             SEPARATE ACCOUNT THREE
                                       OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                              (Exact name of trust)

                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                               (Name of depositor

                             ----------------------

                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of depositor's principal executive offices)

                               JAMES D. GALLAGHER
                          Secretary and General Counsel
               The Manufacturers Life Insurance Company of America
                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
----- immediately upon filing pursuant to paragraph (b) of Rule 485

----- on (DATE) pursuant to paragraph (b) of Rule 485

----- 60 days after filing pursuant to paragraph (a)(1) of Rule 485

  X   on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485
-----
----- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             SEPARATE ACCOUNT THREE
                                       OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       Registration Statement on Form S-6

                              Cross-Reference Sheet

Form
N-8B-2
Item No.  Caption in Prospectus

1 Cover Page; General Information About Manufacturers Life of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three
2 Cover Page; General Information About Manufacturers Life of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)
3         *
4         Miscellaneous Matters (Distribution of the Policy
5 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three)
6 General Information About Manufacturers Life of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three
7         *
8         *
9         Miscellaneous Matters (Pending Litigation)
10        Detailed Information About The Policies
11 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Investment Trust)
12 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Investment Trust)
13        Detailed Information About The Policies (Charges and Deductions)
14 Detailed Information About the Policies (Premium Provisions -- Policy Issue and Initial Premium); Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)
15        Detailed Information About The Policies (Premium Provisions --
          Policy Issue and Initial Premium)
16        **
17 Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders); Other Provisions -- Payment of Proceeds)
18 eneral Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust
19 Detailed Information About The Policies (Other Provisions -- Reports To Policyowners); Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)
20        *
21        Detailed Information About The Policies
22        *
23        **
24        Detailed Information About the Policies (Other General Policy
          Provisions)
25 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)
26        *
27        **

-----------
*Omitted since answer is negative or item is not applicable.
**Omitted.

Form
N-8B-2
Item No.  Caption in Prospectus

28 Miscellaneous Matters (The Directors And Officers Of Manufacturers Life Of America)
29 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)
30        *
31        *
32        *
33        *
34        *
35        **
36        *
37        *
38 Miscellaneous Matters (Distribution of the Policy; Responsibilities Assumed By Manufacturers Life)
39        Miscellaneous Matters (Distribution of the Policy)
40        *
41        **
42        *
43        *
44        Detailed Information About The Policies (Policy Values -- Policy
          Value)
45        *
46 Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders; Other Provisions -- Payment of Proceeds)
47 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Investment Trust)
48        *
49        *
50 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life Of America's Separate Account Three)
51        Detailed Information About The Policies
52 Detailed Information About The Policies (Miscellaneous Matters -- Portfolio Share Substitution)
53        **
54        *
55        *
56        *
57        *
58        *
59        Financial Statements

                                     PART I
                                   PROSPECTUS

     PROSPECTUS

     THE MANUFACTURERS LIFE INSURANCE
     COMPANY OF AMERICA
     SEPARATE ACCOUNT THREE

     VENTURE VUL  - A  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the flexible premium variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America" or the "Company"). The Policies are designed to provide lifetime insurance protection together with flexibility as to

     o    the timing and amount of premium payments,
     o    the investments underlying the Policy Value and
     o    the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account").

We use the assets of each sub-account to purchase shares of a particular investment portfolio ("Portfolio") of Manufacturers Investment Trust. The accompanying prospectus for Manufacturers Investment Trust and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. The Portfolios available to you are set forth commencing on the inside front cover. Other sub-accounts and Portfolios may be added in the future.

You should ask a Manulife Financial representative if changing, or adding to, existing insurance coverage would be advantageous. You should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR MANUFACTURERS INVESTMENT TRUST.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                             Service Office:
The Manufacturers Life Insurance             200 Bloor Street East
Company of America                           Toronto, Ontario, Canada M4W 1E5
500 N. Woodward Avenue                       TELEPHONE: 1-800-827-4546
Bloomfield Hills, Michigan 48304                  (1-800-VARILIN[E])


                 THE DATE OF THIS PROSPECTUS IS      1999.

ELIGIBLE PORTFOLIOS

The Portfolios of Manufacturers Investment Trust available under the Policies are as follows:

AGGRESSIVE GROWTH PORTFOLIOS

PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.

SCIENCE & TECHNOLOGY TRUST. The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Science & Technology Trust.

INTERNATIONAL SMALL CAP TRUST. The investment objective of the International Small Cap Trust is to seek long-term capital appreciation. Founders Asset Management, LLC ("Founders") manages the International Small Cap Trust and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

EMERGING SMALL COMPANY TRUST (formerly Emerging Growth Trust). The investment objective of the Emerging Small Company Trust is maximum capital appreciation. Warburg, Pincus Asset Management, Inc. manages the Emerging Small Company Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Small Company Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

PILGRIM BAXTER GROWTH TRUST. The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. Pilgrim Baxter & Associates, Ltd. ("PBHG") manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by PBHG to have an outlook for strong earnings growth and the potential for significant capital appreciation.

SMALL/MID CAP TRUST. The investment objective of the Small/Mid Cap Trust is to seek long term capital appreciation. Fred Alger Management, Inc. manages the Small/Mid Cap Trust and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities.

INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

GROWTH PORTFOLIOS

WORLDWIDE GROWTH TRUST. The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

GLOBAL EQUITY TRUST. The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley Dean Witter Investment Management Inc. manages the Global Equity Trust and intends to pursue this objective by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

SMALL COMPANY VALUE TRUST. The investment objective of the Small Company Value Trust is long-term growth of capital. AXA Rosenberg Investment Management LLC manages the Small Company

Value Trust and intends to pursue this objective by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

EQUITY TRUST. The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. Fidelity Management Trust Company manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of United States issuers or securities convertible into or which carry the right to buy common stocks.

GROWTH TRUST. The investment objective of the Growth Trust is to seek long-term growth of capital. Founders manages the Growth Trust and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.

QUANTITATIVE EQUITY TRUST (FORMERLY COMMON STOCK FUND). The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. MAC manages the Quantitative Equity Trust.

EQUITY INDEX TRUST. The investment objective of the Equity Index Trust is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. MAC manages the Equity Index Trust.

BLUE CHIP GROWTH TRUST. The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Trust.

REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust.

GROWTH & INCOME PORTFOLIOS

VALUE TRUST. The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

INTERNATIONAL GROWTH AND INCOME TRUST. The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States. J.P. Morgan Investment Management Inc. manages the International Growth and Income Trust.

GROWTH AND INCOME TRUST. The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management Company believes are of high quality.

EQUITY-INCOME TRUST. The investment objective of the Equity-Income Trust (prior to December 31, 1996, the "Value Equity Trust") is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

BALANCED PORTFOLIOS

BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

AUTOMATIC ASSET ALLOCATION TRUSTS (AGGRESSIVE, MODERATE AND CONSERVATIVE). The investment objective of each of the Automatic Asset Allocation Trusts is to realize the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive. The amount of each Portfolio's assets invested in each category of securities -- debt, equity, and money market -- is dependent upon the judgment of Fidelity Management Trust Company as to what percentages of each Portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective.

BOND PORTFOLIOS

HIGH YIELD TRUST. The investment objective of High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

STRATEGIC BOND TRUST. The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital. The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, Salomon Brothers Asset Management Inc ("SBAM") broad discretion to deploy the Strategic Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective.

GLOBAL GOVERNMENT BOND TRUST. The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International Advisors, LLC manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

CAPITAL GROWTH BOND TRUST. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

INVESTMENT QUALITY BOND TRUST. The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management Company, LLP manages the Investment Quality Bond Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

U.S. GOVERNMENT SECURITIES TRUST. The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

MONEY MARKET PORTFOLIO

MONEY MARKET TRUST. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. MAC manages the Money Market

Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

LIFESTYLE PORTFOLIOS

LIFESTYLE AGGRESSIVE 1000 TRUST. The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long term growth of capital. Current income is not a consideration. MAC seeks to achieve this objective by investing approximately 100% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE GROWTH 820 TRUST. The investment objective of the Lifestyle Growth 820 Trust is to provide long term growth of capital with consideration also given to current income. MAC seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE BALANCED 640 TRUST. The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between high level of current income and growth of capital with a greater emphasis given to capital growth. MAC seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE MODERATE 460 TRUST. The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE CONSERVATIVE 280 TRUST. The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

                               PROSPECTUS CONTENTS
                                                                         PAGE
                                                                         ----


INTRODUCTION TO POLICIES..............................................
GENERAL INFORMATION ABOUT MANUFACTURERS
  LIFE OF AMERICA SEPARATE ACCOUNT THREE
  AND MANUFACTURERS INVESTMENT TRUST..................................
     Manufacturers Life of America And Manufacturers Life.............
     Manufacturers Life of America's Separate Account Three...........
     Manufacturers Investment Trust...................................
DETAILED INFORMATION ABOUT THE POLICIES...............................
PREMIUM PROVISIONS....................................................
     Policy Issue And Initial Premium.................................
     Premium Allocation...............................................
     Premium Limitations..............................................
     Short-Term Cancellation Right And "Free Look" Provisions.........
PROVISIONS FOR AVOIDING LAPSE.........................................
     No Lapse Guarantee...............................................
     Death Benefit Guarantee..........................................
INSURANCE BENEFIT.....................................................
     The Insurance Benefit............................................
     Death Benefit Options............................................
     Death Benefit Option Changes.....................................
     Face Amount Changes..............................................
POLICY VALUES.........................................................
     Policy Value.....................................................
     Transfers Of Policy Value........................................
     Policy Loans.....................................................
     Partial Withdrawals And Surrenders...............................
     Charges and Deductions...........................................
     Deductions From Premiums.........................................
     Surrender Charges................................................
     Monthly Deductions...............................................
     Administration Charge............................................
     Cost Of Insurance Charge.........................................
     Mortality And Expense Risks Charge...............................
     Other Charges....................................................
     Special Provisions For Group Or Sponsored Arrangements...........
     Special Provisions For Exchanges.................................
     The General Account..............................................
OTHER GENERAL POLICY PROVISIONS.......................................
     Policy Default...................................................
     Policy Reinstatement.............................................
     Miscellaneous Policy Provisions..................................
OTHER PROVISIONS......................................................
     Supplementary Benefits...........................................
     Payment Of Proceeds..............................................
     Reports To Policyowners..........................................
MISCELLANEOUS MATTERS.................................................
     Portfolio Share Substitution.....................................
     Federal Income Tax Considerations................................
     Tax Status Of The Policy.........................................

     Tax Treatment Of Policy Benefits.................................
     The Company's Taxes..............................................
     Distribution Of The Policy.......................................
     Responsibilities Assumed By Manufacturers Life...................
     Voting Rights....................................................
     Directors And Officers Of Manufacturers Life of America..........
     State Regulations................................................
     Pending Litigation...............................................
     Additional Information...........................................
     Legal Matters....................................................
     Experts..........................................................
     Year 2000 Issues.................................................
Financial Statements..................................................
Appendices............................................................
A.   Sample Illustrations Of Policy Values, Cash Surrender
     Values And Death Benefits........................................
B.   Definitions......................................................
C.   Deferred Sales Charge Tables.....................................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE THE OFFERING WOULD NOT BE LAWFUL. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

You are urged to examine this prospectus carefully. The INTRODUCTION TO POLICIES will briefly describe the Flexible Premium Variable Life Insurance Policy. More detailed information will be found within.

INTRODUCTION TO POLICIES

The following summary is intended to provide a general description of the most important features of the Policy. It is not a complete description. You should read all of this prospectus in order to fully understand the provisions of the Policy.

GENERAL

The Policy provides a death benefit in the event of the death of the life insured to the person you name as the beneficiary.

You may pay premiums at any time and in any amount, subject to certain limitations.

[You may tell us how to invest your premiums.]

You may instruct us as to how your premiums, net of certain deductions, will be allocated. You may choose among the general account and the sub-accounts of Manufacturers Life of America's Separate Account Three. The premiums you allocate to the sub-accounts of Separate Account Three are invested in shares of a particular Portfolio of Manufacturers Investment Trust. You may change your instructions as to how premiums should be allocated at any time. You may also transfer amounts among the sub-accounts subject to certain restrictions (see "Transfers of Policy Value").

The Portfolios currently available to you are set forth beginning on the inside front cover of this prospectus. In the future we may make available other sub-accounts and Portfolios.

The Policy has a Policy Value reflecting premiums you have paid, the investment performance of the accounts to which you have allocated premiums, and certain charges for expenses and cost of insurance. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.


DEATH BENEFIT

[You have two death benefit options.]

DEATH BENEFIT OPTIONS. You choose one of two death benefit options:

     - a death benefit equal to the face amount of the Policy, or

     - a death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may have to be increased to satisfy the so-called "corridor percentage test" under the definition of life insurance in the Internal Revenue Code. See DETAILED INFORMATION ABOUT THE POLICIES:
INSURANCE BENEFIT -- "The Insurance Benefit" and "Death Benefit Options."

YOU MAY CHANGE THE DEATH BENEFIT OPTION. You may change the death benefit option after the Policy has been in force for two years. See Detailed Information About The Policies; Insurance Benefit -- "Death Benefit Option Changes."

[You may increase or decrease the Policy's face amount.]

YOU MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for two years, you may increase the face amount of the Policy once per policy year. You may have to furnish satisfactory evidence of your insurability. Usually a Policy will have new surrender charges after an increase. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

YOU MAY DECREASE THE FACE AMOUNT. After the Policy has been in force for two years, you may decrease the face amount once per policy year, except during the two-year period following any increase in face amount. A decrease in face amount may result in the deduction of surrender charges. At any time during the two-year period following an increase, you may choose to cancel the increase. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

PREMIUM PAYMENTS ARE FLEXIBLE

[You may pay premiums at any time.]

You may pay premiums at any time and in any amount, subject to certain limitations. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Issue" and "Premium Limitations."

You must pay at least the Initial Premium to put the Policy in force. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Limitations" and "Death Benefit Guarantee."

After the Initial Premium is paid there is no minimum premium required. However, by complying with certain tests reflecting the amount of premiums paid, you can ensure that the Policy will not go into default for the first three policy years. For Policies with a face amount of at least $250,000, the protection against default extends beyond the three year period. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Death Benefit Guarantee."

The Policy is subject to maximum premium limitations to ensure that it qualifies as life insurance under rules defined in the Internal Revenue Code. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Premium Limitations."

THE POLICY VALUE

[What is the Policy Value?]

The Policy has a Policy Value which reflects the following:

o    the premium payments you have made;

o the investment performance of the sub-accounts to which you have allocated net premiums;

o    the interest we have credited to amounts allocated to our general account;

o    any partial withdrawals you have made;

o    and charges we have deducted under the Policy.

The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

INVESTMENT ACCOUNT. We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you have allocated net premiums or have transferred amounts. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Value."

FIXED ACCOUNT. The Fixed Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, the general account of the Company.

We credit interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 4%. See DETAILED INFORMATION ABOUT THE POLICIES and The General Account.

LOAN ACCOUNT. When you make a policy loan, we will establish a Loan Account under the Policy. We will transfer an amount from the Investment Accounts and the Fixed Account to the Loan Account.

We will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential, currently 1.75%. For Select Loan Amounts the interest rate differential is currently 0%. This is subject to change in certain circumstances. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Loans."

[You may transfer amounts among the various investment options.]

TRANSFERS ARE PERMITTED. You may transfer amounts among the sub-accounts of Separate Account Three and our general account, subject to certain restrictions.

We permit twelve transfers per policy year at no cost to you. Transfers in excess of that will cost $25 per transfer. If you request more than one transfer at the same time, we will treat your requests as a single request.

Certain restrictions may apply to transfer requests. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Value."

USING THE POLICY VALUE

[How you may use your Policy Value.]

BORROWING AGAINST THE POLICY VALUE. You may borrow against the Policy Value. The minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Loans."

YOU MAY MAKE A PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for two years, you may make a partial withdrawal of the Policy Value. The minimum amount you may withdraw is $500. You may specify that the withdrawal is to be made from a specific Investment Account or the Fixed Account.

A partial withdrawal may result in a reduction in the face amount of the Policy. It may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Partial Withdrawals and Surrenders" and Charges and Deductions -- "Surrender Charges."

THE POLICY MAY BE SURRENDERED FOR ITS NET CASH SURRENDER VALUE. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Loan Account. Surrender of a Policy during the Surrender Charge Period will usually result in assessment of surrender charges. See Detailed Information About the Policies; Policy Values -- "Partial Withdrawals and Surrenders" and Charges and Deductions -- "Surrender Charges."


CHARGES AND DEDUCTIONS

[What are the various charges under the Policy?]

1) DEDUCTIONS FROM PREMIUMS.

     - we reserve the right to make a charge for state, local and federal taxes in an amount not to exceed 3.60% (in Oregon no state premium tax is deducted).

2) SURRENDER CHARGES. We usually deduct a deferred underwriting charge and a deferred sales charge if, during the Surrender Charge Period:

     - you surrender the Policy for its Net Cash Surrender Value,

     - you make a partial withdrawal in excess of the Withdrawal Tier Amount,

     - you decrease the face amount of the Policy, or

     - the Policy lapses.

The deferred underwriting charge is $6 for each $1,000 of face amount of life insurance coverage initially or added by increase.

In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $3,000.

The full amount of the deferred underwriting charge will be in effect for five years following Policy issue. Beginning in the sixth year these charges grade downward over a maximum ten-year period. See DETAILED INFORMATION ABOUT THE POLICIES; Charges And Deductions -- "Surrender Charges."

The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from -0.180 to 3.031) according to the issue age of the life insured, the face amount at issue and the amount of any increase.

Subject to compliance with the sales charge limitation provisions described below, the maximum deferred sales charge will be in effect for at least the first two years of the Surrender Charge Period. After that, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to the issue age of the life insured, until at the end of the Surrender Charge Period there is no deferred sales charge. See DETAILED INFORMATION ABOUT THE POLICIES -- "Charges And Deductions" -- Surrender Charges.

Because of the sales charge limitation described below, the deferred sales charge assessable under the Policy may increase at the beginning of the third policy year.

If you increase the face amount, the surrender charges applicable to the increase will be those rates that would apply if a Policy were issued to the life insured at his or her then attained age and based on the amount of the increase.

LIMITATION OF SALES CHARGES. If the Policy is surrendered at any time during the first two years following issuance or following an increase in face amount or if you cancel the increase during the two-year period following the increase, then we may forego deducting the maximum deferred sales charge applicable to the Policy or the increase. See DETAILED INFORMATION ABOUT THE POLICIES; Charges and Deductions -- "Surrender Charges." If you surrender the Policy after that two-year period, the full amount of the applicable sales charge will apply.

3) MONTHLY DEDUCTIONS. At the beginning of each policy month we deduct from the Policy Value:

     o an administration charge of $35 per month until the first policy anniversary; thereafter $10 per month (the right is reserved to increase the administration charge by an additional amount of up to $.01 per $1,000 of face amount per month),

     o a charge for the cost of insurance,

     o a charge for mortality and expense risks of .90% per annum through the later of the tenth policy anniversary and your attained age 60 and, thereafter,.45% per annum (This charge is assessed against the value of your investment accounts.), and

     o charge(s) for any supplementary benefit(s) added to the Policy.

At the Company's discretion, the policy owner may request that the sum of all charges assessed monthly be deducted from the Fixed Account or one of the sub-accounts of the Separate Account.

The cost of insurance charge varies based on the net amount at risk under the Policy and the applicable cost of insurance rate. Cost of insurance rates vary according to issue age, the duration of the coverage, sex (unless unisex rates are required by law), any additional ratings indicated in the policy, and risk class of the life insured. The maximum cost of insurance rate we charge will not exceed the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. However, any additional ratings as indicated in the Policy will be added to the cost of insurance rate. See DETAILED INFORMATION ABOUT THE POLICIES; Charges and Deductions -- "Monthly Deductions."

If the Policy is still in force when the life insured attains age 100, we will not take any further monthly deductions from the Policy Value.

4) OTHER CHARGES. Charges will be imposed on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve per policy year and a $5 charge for each Dollar Cost Averaging transfer if Policy Value does not exceed $15,000. See Policy Values -- "Transfers Of Policy Value."

INVESTMENT MANAGEMENT FEES AND EXPENSES

Manufacturers Investment Trust (excluding the Lifestyle Trusts) pays investment management fees that range from .25% to 1.10% of the assets of the Portfolios. Maximum expenses range from .15% to .75% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust invests in shares of other Portfolios, each will bear its pro rata share of the fees and expenses incurred by the other Portfolios. See DETAILED INFORMATION ABOUT THE POLICIES; Charges and Deductions -- "Other Charges."

We reserve the right to charge or establish a provision for any federal, state or local taxes that may be attributable to the Separate Account or our operations with respect to the Policies. This charge or provision for taxes would be in addition to the deductions for state, local and federal taxes currently being made.

SUPPLEMENTARY BENEFITS

[Supplementary benefits are available.]

You may choose to add certain supplementary benefits to the Policy. These supplementary benefits include

     o an accidental death benefit,

     o life insurance for additional insured persons,

     o acceleration of benefits in the event of terminal illness,

     o a disability benefit to waive the cost of monthly deductions, and

     o an option to ensure a guaranteed Policy Value.

The cost of any supplementary benefits will be deducted from the Policy Value monthly. See DETAILED INFORMATION ABOUT THE POLICIES; Other Provisions -- "Supplementary Benefits."

DEFAULT

Unless the Death Benefit Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly charges then due. The Policy will not go into default if the policy qualifies for the Death Benefit Guarantee. We will send a notice to you if the Policy goes into default. It will allow a grace period in which you may make a premium payment sufficient to bring the Policy out of default. If you do not pay the required premium during the grace period, the Policy will terminate. See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Policy Default."

[You may be able to guarantee that your Policy will not go into default.]

DEATH BENEFIT GUARANTEE

A death benefit guarantee is available under Policies issued and maintained with a minimum face amount of $250,000. As long as the Cumulative Premium Test or, where applicable, the Fund Value Test is satisfied, we guarantee that the Policy will not go into default

     o prior to the life insured's attaining age 100 if Death Benefit Option 1 is maintained throughout the life of the Policy and

     o prior to the life insured's attaining age 85 if Death Benefit Option 2 is selected at any time,

regardless of the investment performance of the Funds underlying the Policy
Value.

Under Policies with face amounts of less than $250,000 there is no Death Benefit Guarantee after the third policy anniversary. The Death Benefit Guarantee is not available under Policies issued in the state of New Jersey. See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Death Benefit Guarantee."

REINSTATEMENT

If your Policy is terminated, you may have it reinstated within either the 21-day or five-year period following the date of termination, providing certain conditions are met. See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Policy Reinstatement."

FREE LOOK

You may return a Policy for a refund of premium within the later of:

     o 10 days after it is received,

     o 45 days after the application for the Policy is signed, or

     o 10 days after we mail or deliver a notice of this right of withdrawal.

If you request an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Short-Term Cancellation Right and 'Free Look' Provisions."

[Policies issued on a standard rate basis should qualify as life insurance under the Internal Revenue Code.]

FEDERAL TAX MATTERS

We believe that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Internal Revenue Code of 1986. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. If your Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See MISCELLANEOUS MATTERS -- FEDERAL INCOME TAX CONSIDERATIONS -- (TAX STATUS OF THE POLICY).

Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. See MISCELLANEOUS MATTERS -- FEDERAL INCOME TAX CONSIDERATIONS -- (TAX TREATMENT OF POLICY BENEFITS).

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. Select Loans may, however, be treated as taxable distributions. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. Finally, neither distributions nor loans under a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See MISCELLANEOUS MATTERS -- FEDERAL INCOME TAX CONSIDERATIONS -- (DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS).

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, which may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest that you consult a tax adviser.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Tax provisions of the Internal Revenue Code. You should consult your tax adviser regarding these taxes.

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, SEPARATE ACCOUNT THREE, AND MANUFACTURERS INVESTMENT TRUST

MANUFACTURERS LIFE OF AMERICA AND MANUFACTURERS LIFE

[We are an indirect subsidiary of Manulife.]

We are a stock life insurance company governed by the laws of Michigan. We are licensed to do business as a life insurance company in the District of Columbia and all states of the United States except New York. We are an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"), a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets.

We and Manufacturers Life have received the following ratings from independent rating agencies: Standard and Poor's Insurance Rating Service -- AA+ (for claims paying ability), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. - Aa2 (for financial strength). Neither we nor Manufacturers Life guarantees the investment performance of the Separate Account.

MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNT THREE

[The Policy Values you allocate to our Separate Account are invested in the Trust portfolio(s) you select.]

We established Separate Account Three on August 22, 1986. The Separate Account holds assets that are segregated from all of our other assets. The Separate Account is currently used only to support variable life insurance policies.

We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.

The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

MANUFACTURERS INVESTMENT TRUST

[The Trust is a mutual fund in which the Separate Account invests that has 36 investment portfolios managed by 15 sub-advisers.]

We invest the assets of each sub-account of the Separate Account in shares of a particular Portfolio of Manufacturers Investment Trust. The Trust is registered under the 1940 Act as an open-end management investment company. It receives investment advisory services from Manufacturers Securities Services, LLC. Manufacturers Securities Services, LLC is a registered investment adviser under the Investment Advisers Act of 1940. It too is an indirect wholly-owned subsidiary of Manufacturers Life.

Manufacturers Investment Trust employs sub-advisers to perform the securities selection process. The sub-adviser for each Portfolio is identified in the description of the eligible Portfolios set forth commencing on the inside front cover of this prospectus.

The Separate Account purchases and redeems shares of Manufacturers Investment Trust at net asset value. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The list of Portfolios in which you may invest under the Policy and the investment objectives and certain policies of those Portfolios is set forth commencing on the inside front cover of this prospectus. A full description of Manufacturers Investment Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Manufacturers Investment Trust prospectus, which should be read together with this prospectus.

We use shares of Manufacturers Investment Trust to support benefits under both variable annuity contracts and variable life insurance policies that we or life insurance companies affiliated with us issue. We also purchase shares through our general account for certain limited purposes including providing initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of benefits under both types of policies, you should review the accompanying Manufacturers Investment Trust prospectus.

DETAILED INFORMATION ABOUT THE POLICIES

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test (see "Death Benefit Options").

PREMIUM PROVISIONS

POLICY ISSUE AND INITIAL PREMIUM

[The minimum face amount is $50,000.]

To purchase a Policy, you must submit a completed application. We will issue a Policy only if it has a face amount of at least $50,000 ($100,000 for preferred risk policies). Generally, we issue a Policy only to persons between ages 0 and
90. In certain circumstances we may in our sole discretion issue a Policy to persons above age 90. Before issuing a Policy, we will require evidence of insurability satisfactory to us. A life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by our underwriting rules. We may issue Policies to persons who fail to meet standard underwriting requirements by assigning an additional rating. We will accept an application if it meets our insurance underwriting rules. Each Policy has a policy date from which policy years, policy months and policy anniversaries are all determined. Each Policy also has an effective date which is the date we become obligated under the Policy and when the first monthly deductions are taken.

If an application is accompanied by a check for at least the Initial Premium and we accept the application, the policy date will be the date we receive the application and check at our Service Office. The effective date will be the date our underwriters approve issuance of the Policy. If an application is accompanied by a check for at least the Initial Premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date.

If an application that we accept is not accompanied by a check for at least the Initial Premium, we will issue the Policy with a policy date which is seven days after issuance of the Policy (the "issue date") and with an effective date which is the date our Service Office receives at least the Initial Premium. In certain situations a different policy date may be used. We must receive the Initial Premium within 60 days after the policy date; however, we may require the Initial Premium within 30 days on Policies issued with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, we will cancel the Policy and return any premiums paid to the applicant.

Under certain circumstances we may issue a Policy with a backdated policy date. A Policy will not be backdated more than six months (twelve months where allowed by state regulation) before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

We will credit interest on all premiums received prior to the effective date of a Policy from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. On the effective date, we will allocate the premiums paid plus interest credited, net of deductions for federal, state and local taxes, among the Investment Accounts or the Fixed Account in accordance with the your instructions.

[Premiums paid after the first premium are allocated as of the date received.]

We will allocate all premiums received on or after the effective date of the Policy among the Investment Accounts or the Fixed Account as of the date the premiums were received at our Service Office. Monthly deductions are due on the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date, they will be taken on the effective date instead of the dates they were due.

PREMIUM ALLOCATION

You may allocate your premium payments, net of deductions, to either the Fixed Account or to one or more of the Investment Accounts. Amounts allocated to the Fixed Account will accumulate at an annual rate of interest equal to at least 4%. Amounts allocated to the Investment Accounts will be invested in shares of the Portfolios held by the corresponding sub-accounts of the Separate Account. Your allocation must be made as a percentage of the Net Premium. The percentage may be any whole number between zero and 100, provided the total percentage equals 100. You may change the way in which your Net Premiums are allocated at any time without charge. The change will take effect on the date a written or telephonic request for change, in a format satisfactory to us, is received at our Service Office.

PREMIUM LIMITATIONS

[We issue Policies with a Planned Premium you select.]

After you pay the Initial Premium, you may pay additional premiums at any time and in any amount during the lifetime of the life insured subject to certain limitations. After the Initial Premium, all premiums must be paid to our Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. Your

Policy will be issued with a Planned Premium which is based on the amount of premium you wish to pay. It is recommended that the Planned Premium be such that the Cumulative Premium Test (see Insurance Benefits -- "Death Benefit Guarantee") will be satisfied.

We will send notices to you setting forth the Planned Premium at the payment interval you select, unless you are making payments pursuant to a pre-authorized payment plan. However, you are under no obligation to make the indicated payment.

We will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case we will accept a payment of as little as $10. We may change these minimums on 90 days' written notice. The Policies also limit the sum of the premiums that may be paid at any time in order to preserve the qualification of the Policies as life insurance for federal tax purposes. These limitations are set forth in each Policy. We reserve the right to refuse or refund any premium payments that may cause a Policy to fail to qualify as life insurance under applicable tax law.

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

You may return a Policy for a refund of the premium

     o within 10 days after it is received,

     o within 45 days after the application for the Policy is signed, or

     o within 10 days after we mail or deliver a notice of right of withdrawal,

whichever is latest. The Policy can be mailed or delivered to our agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy is deemed void from the beginning. Within seven days after receipt of the returned Policy at our Service Office, we will refund any premium paid. We reserve the right to delay the refund of any premium paid by check until the check has cleared.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

PROVISIONS FOR AVOIDING LAPSE

NO LAPSE GUARANTEE

[Policies with a face amount of $250,000 may be issued with a no lapse guarantee.]

In those states where it is permitted, you may elect the No Lapse Guarantee on Policies issued with a face amount of at least $250,000 (calculated as described below). (In Illinois this benefit is known as Minimum Premium Guarantee.) If elected, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the first five policy years, we guarantee that the Policy will not go into default (see OTHER GENERAL PROVISIONS -- "Policy Default"). Our guarantee applies even if a combination of Policy loans, adverse investment experience and other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. For purposes of determining the face amount at issue for the No Lapse Guarantee, the face amount includes any amounts purchased under the supplementary insurance option.

The No Lapse Guarantee terminates at the end of the fifth policy year.

The No Lapse Guarantee is not offered to life insureds with an issue age exceeding 85.

While the No Lapse Guarantee is in effect, we will determine at the beginning of each policy month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been satisfied. If it has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to you, will be equal to the outstanding premium required to meet the No Lapse Guarantee Cumulative Premium Test as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two policy months.

If the required payment is not received by the end of the grace period, the No Lapse Guarantee will terminate. Thereafter, the Policy may go into default if the Policy's Net Cash Surrender Value is insufficient to meet the monthly deductions due at the beginning of a policy month. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change as will a decrease in face amount below $250,000. The No Lapse Guarantee cannot be reinstated after it has been terminated. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default," and INSURANCE BENEFIT -- "Death Benefit Option Changes."

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the policy month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the policy date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy (see INSURANCE BENEFIT -- "Face Amount Changes"), or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

DEATH BENEFIT GUARANTEE

[Policies with a face amount of $250,000 may be issued with a death benefit guarantee.]

POLICIES WITH FACE AMOUNTS OF AT LEAST $250,000. If permitted by state law and if you elect, we will guarantee that a Policy issued and maintained with a minimum face amount of $250,000 will not go into default if the Cumulative Premium Test (see below) is satisfied. (See OTHER GENERAL POLICY PROVISIONS -- "Policy Default".) Our guarantee applies even if a combination of policy loans, adverse investment experience or other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

If after the tenth policy anniversary the Cumulative Premium Test is not satisfied but the Fund Value Test (see below) is satisfied, we will keep the Death Benefit Guarantee in effect.

This Death Benefit Guarantee, which is not available in the state of New Jersey, will expire at the end of a policy year specified in the Policy. Currently, the specified policy year is

               (i) the year in which the life insured reaches attained age 100 if Death Benefit Option 1 is maintained throughout the life of the Policy and

               (ii) the year in which the life insured reaches attained age 85 if
                                       12

               Death Benefit Option 2 is selected at any time.

While the guarantee is in effect, we will determine at the beginning of each policy month whether the Cumulative Premium Test or the Fund Value Test has been satisfied. If neither has been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the Death Benefit Guarantee in effect. The required payment will be equal to the outstanding premium required to meet the Cumulative Premium Test at the date neither test was satisfied, plus the Monthly Death Benefit Guarantee Premium due for the next two policy months. If the required payment is not received by the end of the grace period, the Death Benefit Guarantee will terminate. Once the Death Benefit Guarantee is terminated, it cannot be reinstated.

POLICIES WITH FACE AMOUNTS UNDER $250,000. If permitted by state law and you elect, we will guarantee that a Policy with a face amount less than $250,000 at issue or after face amount decrease will not go into default during the first three policy years if the Cumulative Premium Test is satisfied. Our guarantee applies even if a combination of policy loans, adverse investment experience or other factors should causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. After the third policy anniversary, the Death Benefit Guarantee terminates.

CUMULATIVE PREMIUM TEST. The Cumulative Premium Test is satisfied if at the beginning of each policy month the sum of all premiums paid to date less any partial withdrawals and any Policy Debt is at least equal to the sum of the Monthly Death Benefit Guarantee Premiums due since the policy date. The Death Benefit Guarantee Premium will increase when the insured attains age 70. The Death Benefit Guarantee Premiums for ages 0-69 and age 70 and above are set forth in the Policy. They are subject to change if you change the face amount of the Policy or the death benefit option (see -- "Death Benefit Option Changes" and "Face Amount Changes") or if there is any change in the supplementary benefits added to the Policy or in the risk class of the life insured.

FUND VALUE TEST. The Fund Value Test is applicable after the tenth anniversary of the Policy. The Fund Value Test is satisfied if at the beginning of each policy month the Net Policy Value is greater than or equal to the Gross Single Premium.

INSURANCE BENEFIT

THE INSURANCE BENEFIT

If the Policy is in force at the time of the life insured's death, we will pay an insurance benefit based on the death benefit option that you select upon receipt of due proof of death. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Loan Account at the date of death. The insurance benefit will be paid in one sum unless we and the beneficiary agree upon another form of settlement. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

You may select one of two death benefit options -- Option 1 and Option 2.

[What is Option 1?]

Under Option 1 the death benefit is

     o the face amount of the Policy at the date of death or, if greater,

     o the Policy Value at the date of death multiplied by the applicable percentage in the table set forth below.

[What is Option 2?]

Under Option 2 the death benefit is

     o the face amount of the Policy plus the Policy Value at the date of death or, if greater,

     o the Policy Value at the date of death multiplied by the applicable percentage in the following table:

[Use of the corridor percentage may increase your death benefit.]

-------------------------------------------------------------------------------------
                 CORRIDOR                 CORRIDOR                     CORRIDOR
     AGE        PERCENTAGE      AGE      PERCENTAGE        AGE        PERCENTAGE
-------------------------------------------------------------------------------------
  40 & below       250%         54          157            68             117
     41            243          55          150            69             116
     42            236          56          146            70             115
     43            229          57          142            71             113
     44            222          58          138            72             111
     45            215          59          134            73             109
     46            209          60          130            74             107
     47            203          61          128           75-90           105
     48            197          62          126            91             104
     49            191          63          124            92             103
     50            185          64          122            93             102
     51            178          65          120            94             101
     52            171          66          119         95 & above        100
     53            164          67          118

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever we use the "corridor percentages" to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option.

For example, assume the life insured under a Policy with a face amount of $100,000 has an attained age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $40,000 (250% X $40,000 = $100,000). If the Policy Value is less than $40,000, an incremental change in Policy Value, up or down, will have no effect on the death benefit. If the Policy Value is greater than $40,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $40,010, the death benefit would be increased to $100,025 (250% X $40,010 = $100,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $66,667 (250% X 66,667 = 166,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $66,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $66,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

DEATH BENEFIT OPTION CHANGES

Your initial selection of the death benefit option is made in the application. After the Policy has been in force for two years, you may change the death benefit option. The change will be effective as of any subsequent policy month following a request. Your written request for a change must be received by us at least 30 days prior to the beginning of a policy month in order to become effective on that date. We reserve the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount. The change in face amount is required in order to avoid any change in the amount of the death benefit.

--------------------------------------------------------------------------------
CHANGE TO OPTION 2       If the change in death benefit is FROM OPTION 1 TO
                         OPTION 2, the new face amount will be equal to the face
NEW FACE AMOUNT =        amount prior to the change minus the Policy Value on
OLD FACE AMOUNT          the effective date of the change. A change to Option 2
    MINUS                will not be allowed if it would cause the face amount
POLICY VALUE             of the Policy to go below the minimum face amount of
                         $50,000 ($100,000 for preferred risk policies). A
                         change to Option 2 will shorten the death benefit
                         guarantee period to the year in which the life insured
                         reaches attained age 85.
                         ------------------------------------------------------

------------------------------------------------------------------------------
CHANGE TO OPTION 1    If the change in death benefit is FROM OPTION 2 TO
                      OPTION 1, the new face amount will be equal to the face
NEW FACE AMOUNT =     amount prior to the change plus the Policy Value on the
OLD FACE AMOUNT       effective date of the change. The increase in face
    PLUS              amount resulting from a change to Option 1 will not
POLICY VALUE          affect the amount of surrender charges to which a
                      Policy may be subject. The Company has the right to
                      require satisfactory evidence of insurability before
                      permitting a change from Option 2 to Option 1. The
                      Company does not currently require evidence of
                      insurability when making this change.
------------------------------------------------------------------------------

If you wish to have level insurance coverage, you should generally select Option
1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

If you want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit, you should generally select Option 2. Under Option 2, the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.



FACE AMOUNT CHANGES

[You may increase or decrease the Policy's face amount.]

Subject to certain limitations, you may increase or decrease the face amount of your Policy. A change in face amount may affect the Death Benefit Guarantee Premium, the monthly deductions and surrender charges (see "Charges And Deductions").

MINIMUM CHANGES. Currently, each increase or decrease in face amount (other than a decrease resulting from a partial withdrawal) must be at least $50,000 ($100,000 for increases in preferred risk policies and $10,000 for increases under Policies purchased under group or sponsored arrangements). We reserve the right to increase or decrease the minimum face amount change on 90 days' written notice to you. We also reserve the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. After the Policy has been in force for two years, you may increase the face amount of your Policy once per policy year. Increases are subject to satisfactory evidence of insurability. An increase will become effective at the beginning of the next policy month following the date we approve the requested increase. We reserve the right to refuse your request for an increase if the life insured's age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

[Face amount increases usually subject the Policy to new surrender charges.]

An increase in face amount will usually subject the Policy to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See CHARGES AND DEDUCTIONS -- "Surrender Charges."

Any increase in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject, since surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, you will have free look and sales charge limitation rights with respect to any increase resulting in new surrender charges.

No additional premium is required for a face amount increase. However, you may need to pay an additional premium to keep the Policy from going into default. This is because new surrender charges resulting from an increase would automatically reduce the Net Cash Surrender Value of the Policy. Moreover, a new Death Benefit Guarantee Premium will be determined.

DECREASES. After the Policy has been in force for two years, you may decrease the face amount of your Policy once per policy year. No decrease is allowed during the two-year period following an increase in face amount. However, during that two-year period, you may choose to cancel the increase in face amount and have the deferred sales charge for the increase reduced by applicable limitations on sales charges attributable to the increase. A decrease in face amount will become effective at the beginning of the next policy month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $50,000 ($100,000 for preferred risk policies).

[Face amount decreases usually result in the assessment of a surrender charge.]

Usually, we will deduct surrender charges from the Policy Value whenever a decrease in face amount is made during the Surrender Charge Period. See CHARGES AND DEDUCTIONS -- "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

POLICY VALUE

[The Policy Value is the sum of your values in the Investment Accounts, the Fixed Account and the Loan Account.]

A Policy has a Policy Value. You may access a portion of the Policy Value by making a policy loan or partial withdrawal or by surrendering the Policy. See "Policy Loans" and "Partial Withdrawals And Surrenders" below. The Policy Value may also affect the amount of the death benefit. See INSURANCE BENEFIT -- "Death Benefit Options." The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolio.

We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you allocate net premiums or transfer amounts. Each Investment Account measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

[Sub-account units are used to measure Investment Account values.]

We credit sub-account units to a Policy whenever you allocate net premiums or transfer amounts to that sub-account. Sub-account units are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit at the end of the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment is based on the applicable unit values at the end of the Business Day on which the premium is received at our Service Office or other office or entity so designated by us.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the underlying Portfolio shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for that subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

     (a) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of such Business Day before any policy transactions are made on that day;

     (b) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of the immediately preceding Business Day after all policy transactions have been made for that day.

We reserve the right to adjust the above formula for any taxes determined by us to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE

[You may transfer amounts among the various investment options. You may make 12 transfers per year free of charge.]

You may change the extent to which your Policy Value is based upon any specific sub-account of the Separate Account or the Company's general account. You make those changes by transferring amounts from one or more Investment Accounts or the Company's general account to other Investment Accounts or the Company's general account. You are permitted to make twelve transfers each policy year free of charge. If you make additional transfers in a policy year, we will charge you $25 per transfer. We will assess this charge against the Investment Account or Fixed Account from which the amount is being transferred. For this purpose all transfer requests we receive from you on the same Business Day will be treated as a single transfer request.

The most that you may transfer from the Fixed Account in any one policy year is the greater of $500 or 15% of the Fixed Account value at the previous policy anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

Your request for transfer must be in a format satisfactory to us. It must be in writing unless you have a currently valid telephone transfer authorization form on file with us. Generally, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that telephone instructions are genuine. Those procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation of the instructions. We may be liable for any losses resulting from unauthorized or fraudulent telephone transfers if we fail to follow reasonable procedures.

[You may effectively convert your Policy to a fixed benefit Policy.]

You may effectively convert your Policy to a fixed benefit policy by transferring the Policy Value in all of the Investment Accounts to the Fixed Account and by changing your allocation of net premiums entirely to the Fixed Account. As long as the entire Policy Value is allocated to the Fixed Account, the Policy Value, other values based thereon and the death benefit will be determinable and guaranteed. The Investment Account values to be transferred to the Fixed Account will be determined as of the Business Day on which we receive the request for conversion. No change in the issue age, risk class of the life insured or face amount will result from a conversion. You may transfer any or all of the Policy Value to the Fixed Account at any time, even if a prior transfer has been made during the policy month.

DOLLAR COST AVERAGING. We offer a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Investment Account to any other Investment Account(s) or the Fixed Account.

[You may arrange for periodic transfers from one Investment Account to other accounts.]

Under the Dollar Cost Averaging program you designate an amount to be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Each transfer under the Dollar Cost Averaging program must be of a minimum amount set by us. We may change this minimum at any time in our discretion. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer. We will deduct the charge from the value of the Investment Account out of which the transfer is made. If there are insufficient funds to effect a Dollar Cost Averaging transfer, including the charge, if applicable, we will not effect the transfer and will notify you of that fact. We reserve the right to cease to offer this program on 90 days' written notice.

ASSET ALLOCATION BALANCER TRANSFERS. We also offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

[You may arrange for automatic transfers every six months to preserve your investment allocations.]

Under the Asset Allocation Balancer program you designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless either you instruct us differently or a Dollar Cost Averaging request is in effect. Currently, we make no charge for this program; however, we reserves the right to institute a charge on 90 days' written notice.

We reserve the right to cease to offer this program on 90 days' written notice.

POLICY LOANS

[You may borrow against your Policy Value.]

While the Policy is in force, you may borrow against your Policy Value. The Policy serves as the only security for the loan. The minimum amount of any loan is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt to equal the loan value of the Policy on the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. We transfer an amount equal to the Modified Policy Debt to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that

$5,200 will be available at the next policy anniversary to cover the interest accrued on the Policy Debt.

[You may designate how the loan is to be taken from your various accounts.]

When a loan is made, we will deduct from the Investment Accounts or the Fixed Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, we will allocate the amount to be transferred to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

A policy loan may result in a Policy's failing to satisfy the Cumulative Premium Test, since the Policy Debt is subtracted from the sum of the premiums paid in determining whether the Cumulative Premium Test is satisfied. As a result, the death benefit guarantee may terminate. See Insurance Benefit -- "Death Benefit Guarantee" and Other General Policy Provisions -- "Policy Default."

Moreover, if the death benefit guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See Other General Policy Provisions -- "Policy Default."

A policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account.

[The interest we credit to your Loan Account may equal the interest we charge on your loan for amounts up to the Policy's Select Loan Amount.]

[Systematic loans may have adverse tax consequences, and a premium necessary to avoid lapse will increase as the insured grows older.]

Policy loans may have tax consequences. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. See Miscellaneous Matters -- Federal Income Tax Considerations (Tax Treatment of Policy Benefits). Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the value of the Loan Account at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. We will fix the rate of interest charged at an effective annual rate of 5.75%. If the interest due on a policy anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

INTEREST CREDITED TO THE LOAN ACCOUNT. We will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is:

o On amounts in excess of the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 1.75%.

o On amounts up to the Policy's Select Loan Amount, the rate of interest charged on policy loan less an interest rate differential, currently 0%.

The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

Prior to the later of the tenth policy anniversary and the anniversary following attained age 55, the amount available as a Select Loan is zero; after the later of the tenth policy anniversary and the policy anniversary following attained age 55, the amount available annually as a Select Loan is equal to 12% of the Policy's Net Cash Surrender Value at the previous policy anniversary. The amount available as a Select Loan applies to existing and new loans. If, at the time your are considering a Select Loan, interest due currently on your outstanding loans equals or exceeds the Select Loan Amount, the Select Loan feature can not be used to withdraw additional cash from Policy Value. The total of all loans, including the Select Loan Amount, cannot exceed the maximum loan amount as described above.

To illustrate the amount available as a Select Loan, assume that a Policy has an issue age of 47 and a Net Cash Surrender Value on the eleventh policy anniversary of $10,000. The Select Loan Amount available during the twelfth policy year is $1,200 (12% X $10,000). Assume that at the beginning of the twelfth policy year, a loan of $1,500 is taken. $1,200 of that amount is considered the Select Loan Amount, $300 an ordinary policy loan.

At the end of the twelfth policy year, assume that the Net Cash Surrender Value is $9,000. The Select Loan Amount available during the thirteenth policy year is $1,080 (12% X $9,000). If not already repaid, the $300 from the prior year's loan that was not considered a Select Loan is immediately converted to a Select Loan, leaving $780 of the Select Loan Amount available for the thirteenth policy year (provided that the sum of all outstanding loans does not exceed the Policy's maximum loan amount). The amount of any unpaid interest on the Select Loan and the ordinary policy loan from the twelfth policy year also would be borrowed as a Select Loan up to the maximum Select Loan Amount and thereby reduce by that amount the $780 available for borrowing as a Select Loan during the remainder of the thirteenth policy year.

LOAN ACCOUNT ADJUSTMENTS. Whenever a loan is first taken out, and at specified events thereafter, we adjust the value of the Loan Account. We take the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment and transfer that amount between the Loan Account and the Investment Accounts or the Fixed Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account after the adjustment will be equal to the Modified Policy Debt.

The specified events which cause an adjustment to the Loan Account are (i) a policy anniversary, (ii) a partial or full loan repayment, (iii) a new loan or
(iv) an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that policy debt is effectively repaid upon termination (i.e., upon death of the life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below under "Loan Repayments," we will allocate amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Fixed

Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar.) The operation of the Loan Account may be illustrated as follows: assume a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a policy anniversary of $4,917. For purposes of the illustration, assume that the Select Loan Amount is zero. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,200 ($5,000 X 1.04) reflecting interest credited at an effective annual rate of 4.0%. At that time the loan will have accrued interest charges of $283 ($4,917 X
 .0575), bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Fixed Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,200, a transfer of $200 will be required ($5,200 -- $5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Fixed Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $299 ($5,200 X .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,200, a transfer of $88 will be required. This amount is equivalent to the 1.75% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

[You may repay your Policy loan at any time prior to the death of the insured.]

LOAN REPAYMENTS. You may repay Policy Debt in whole or in part at any time prior to the death of the life insured provided the Policy is in force. When a repayment is made, we will credit the repayment amount to the Loan Account and transfer an amount to the Fixed Account or the Investment Accounts so that the Loan Account at that time will equal the Modified Policy Debt. We will allocate loan repayments first to the Fixed Account until the associated loan sub-account is reduced to zero. We will then allocate loan repayments to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

PARTIAL WITHDRAWALS AND SURRENDERS

[You may partially withdraw your Policy's Net Cash Surrender Value after the Policy has been in force for two policy years.]

After a Policy has been in force for two policy years, you may make a partial withdrawal of the Net Cash Surrender Value. The minimum amount that may be withdrawn is $500. You should specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions we will allocate the withdrawal among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.

If you make a partial withdrawal during the Surrender Charge Period, we will usually assess a portion of the surrender charges to which the Policy is subject (see Charges And Deductions -- "Surrender Charges") if the amount withdrawn is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is 10% of the Net Cash Surrender

Value determined as of the previous policy anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current policy year. If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGES (CHARGES ON PARTIAL WITHDRAWALS).

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Loan Account. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in our assessment of surrender charges. See Charges And Deductions -- "Surrender Charges."

CHARGES AND DEDUCTIONS

The charges we make under the Policy are assessed as (i) deductions from premiums, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse, (iii) monthly deductions, and (iv) other charges. These charges are described below.

DEDUCTIONS FROM PREMIUMS

We currently make no deduction from premium payments for state and local taxes. The maximum amount we may deduct for such taxes in the future is 2.35% (except for Oregon where no premium tax is deducted). We currently make no deduction from premium payments for federal taxes. The maximum amount we may deduct for such taxes in the future is 1.25%.

SURRENDER CHARGES

We will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. We usually assess these charges if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge.

[The deferred underwriting charge is $6 per $1000 of face amount not to exceed $3000.]

DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $6 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $3,000. The amount of the charge remains level for five years. Following the fifth year after issuance of the Policy or a face amount increase, the charge applicable to the initial face amount or increase will decrease each month by varying rates depending upon the life insured's issue age until the charge has decreased to zero. The applicable percentage of the deferred underwriting charges to which the Policy is subject is illustrated by the following table:


                      TABLE 1: DEFERRED UNDERWRITING CHARGES

Transaction Occurs after
Monthly Deduction Taken        Percent of Deferred Underwriting Charges by Issue Age*
For Last Month Preceding       ------------------------------------------------------
     End of Month*                                            Age
-------------------------      ------------------------------------------------------
         Month                   0-50      51        52       53       54       55+
-------------------------        ----      --        --       --       --       ---
          12                     100%       100%     100%     100%     100%     100%
          24                     100%       100%     100%     100%     100%     100%
          36                     100%       100%     100%     100%     100%     100%
          48                     100%       100%     100%     100%     100%     100%
          60                     100%       100%     100%     100%     100%     100%
          72                      90%     88.89%   87.50%   85.71%   83.33%   80.00%
          84                      80%     77.78%   75.00%   71.43%   66.67%   60.00%
          96                      70%     66.67%   62.50%   57.14%   50.00%   40.00%
         108                      60%     55.56%   50.00%   42.86%   33.33%   20.00%
         120                      50%     44.44%   37.50%   28.57%   16.67%       0%
         132                      40%     33.33%   25.00%   14.28%       0%
         144                      30%     22.22%   12.50%       0%
         156                      20%     11.11%       0%
         168                      10%         0%
         180                      0%

* Months not shown may be calculated by interpolation.

We designed the deferred underwriting charge to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, determining the life insured's risk class and establishing policy records.

[The maximum deferred sales charge is 50% of premiums not to exceed a specified number of Target Premiums.]

DEFERRED SALES CHARGE. The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from -0.180 to 3.031) according to the issue age of the life insured, the face amount at issue and the amount of any increase. This charge compensates us for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The deferred sales charge deducted in any policy year is not specifically related to sales expenses incurred in that year. Instead, we expect that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the deferred sales charge might be deducted up to fifteen years later. We anticipate that the aggregate amounts we receive under the Policies for sales charges will be insufficient to cover our aggregate sales expenses. To the extent that our sales expenses exceed our sales charges, we will pay the excess from our other assets or surplus, including amounts derived from the mortality and expense risks charge described below. We may forego deducting a portion of the deferred sales charge if the Policy is surrendered for its Net Cash Surrender Value at any time during the first two years following issuance or following an increase in face amount or if the increase is canceled during the two-year period following the increase. Where that sales charge limitation is applicable, the deferred sales charge assessable under the Policy will increase at the beginning of the third policy year. See Surrender Charges (Sales Charge Limitation) below.

We specify the Target Premium for the initial face amount in the Policy. We will compute a Target Premium for each increase in face amount above the highest face amount of coverage previously in effect, and we will advise you of each new Target Premium.

Target Premiums depend upon the face amount of insurance provided at issue or by an increase and the issue age and sex (unless unisex rates are required by law) of the life insured. The maximum number of Target Premiums subject to the deferred sales charge varies, based on the issue age of the life insured, the face amount at issue and the amount of any increase, according to the following tables:


TABLE 2: NUMBER OF TARGET PREMIUMS SUBJECT TO DEFERRED SALES CHARGE FOR POLICIES
                          ISSUED PRIOR TO JULY 10, 1995
             (APPLICABLE TO THE INITIAL FACE AMOUNT AND INCREASES)

        $250,000       UNDER             $250,000       UNDER               $250,000       UNDER
 AGE     OR MORE     $250,000     AGE     OR MORE     $250,000       AGE     OR MORE     $250,000
 ---    --------     --------     ---    --------     --------       ---    --------     --------
  *0      -0.031      -0.039       30      1.319        1.648         60       2.356       2.945
  *1      -0.144      -0.180       31      1.366        1.707         61       2.375       2.968
  *2      -0.081      -0.102       32      1.415        1.768         62       2.399       2.998
  *3      -0.020      -0.025       33      1.459        1.823         63       2.425       3.031
   4       0.037       0.046       34      1.503        1.878         64       2.380       2.975
   5       0.096       0.120       35      1.542        1.927         65       2.269       2.836
   6       0.166       0.207       36      1.590        1.987         66       2.124       2.655
   7       0.221       0.276       37      1.633        2.041         67       2.006       2.507
   8       0.281       0.351       38      1.672        2.090         68       1.888       2.360
   9       0.340       0.425       39      1.718        2.147         69       1.787       2.233
  10       0.391       0.488       40      1.756        2.195         70       1.691       2.113
  11       0.453       0.566       41      1.790        2.237         71       1.592       1.990
  12       0.514       0.642       42      1.832        2.290         72       1.494       1.867
  13       0.560       0.700       43      1.869        2.336         73       1.396       1.745
  14       0.614       0.767       44      1.904        2.380         74       1.317       1.646
  15       0.560       0.700       45      1.937        2.421         75       1.241       1.551
  16       0.606       0.757       46      1.969        2.461         76       1.162       1.452
  17       0.658       0.822       47      2.000        2.500         77       1.084       1.355
  18       0.718       0.897       48      2.032        2.540         78       1.010       1.262
  19       0.767       0.958       49      2.062        2.577         79       0.946       1.182
  20       0.817       1.021       50      2.093        2.616         80       0.887       1.108
  21       0.870       1.087       51      2.123        2.653         81       0.831       1.038
  22       0.924       1.155       52      2.154        2.692         82       0.779       0.973
  23       0.973       1.216       53      2.182        2.727         83       0.733       0.916
  24       1.026       1.282       54      2.211        2.763         84       0.688       0.860
  25       1.075       1.343       55      2.234        2.792         85       0.646       0.807
  26       1.125       1.406       56      2.259        2.823         86       0.606       0.757
  27       1.177       1.471       57      2.284        2.855         87       0.567       0.708
  28       1.228       1.535       58      2.307        2.883         88       0.530       0.662
  29       1.274       1.592       59      2.333        2.916         89       0.493       0.616
                                                                      90       0.484       0.605

* A negative number of Target Premiums produces a negative deferred sales charge. When combined with the deferred underwriting charge, a negative deferred sales charge reduces the total surrender charge.

TABLE 3: NUMBER OF TARGET PREMIUMS SUBJECT TO DEFERRED SALES CHARGE FOR POLICIES
                        ISSUED ON OR AFTER JULY 10, 1995
              (APPLICABLE TO THE INITIAL FACE AMOUNT AND INCREASES)

        $250,000       UNDER             $250,000       UNDER               $250,000       UNDER
AGE      OR MORE     $250,000     AGE     OR MORE     $250,000       AGE     OR MORE     $250,000
---     --------     --------     ---    --------     --------       ---    --------     --------
*0        -0.031      -0.039       30      1.319        1.648         60       2.356        2.945
*1        -0.144      -0.180       31      1.366        1.707         61       2.375        2.968
*2        -0.081      -0.102       32      1.415        1.768         62       2.399        2.998
*3        -0.020      -0.025       33      1.459        1.823         63       2.425        3.031
 4         0.037       0.046       34      1.503        1.878         64       2.367        2.959
 5         0.096       0.120       35      1.542        1.927         65       2.259        2.824


        $250,000       UNDER             $250,000       UNDER               $250,000       UNDER
AGE      OR MORE     $250,000     AGE     OR MORE     $250,000       AGE     OR MORE     $250,000
---     --------     --------     ---    --------     --------       ---    --------     --------
 6         0.166       0.207       36      1.590        1.987         66       2.113        2.641
 7         0.221       0.276       37      1.633        2.041         67       1.992        2.490
 8         0.281       0.351       38      1.672        2.090         68       1.875        2.344
 9         0.340       0.425       39      1.718        2.147         69       1.777        2.222
10         0.391       0.488       40      1.756        2.195         70       1.679        2.099
11         0.453       0.566       41      1.790        2.237         71       1.583        1.979
12         0.514       0.642       42      1.832        2.290         72       1.486        1.857
13         0.560       0.700       43      1.869        2.336         73       1.392        1.740
14         0.614       0.767       44      1.904        2.380         74       1.315        1.644
15         0.560       0.700       45      1.937        2.421         75       1.238        1.547
16         0.606       0.757       46      1.969        2.461         76       1.161        1.451
17         0.658       0.822       47      2.000        2.500         77       1.083        1.354
18         0.718       0.897       48      2.032        2.540         78       1.007        1.259
19         0.767       0.958       49      2.062        2.577         79       0.945        1.182
20         0.817       1.021       50      2.093        2.616         80       0.885        1.106
21         0.870       1.087       51      2.123        2.653         81       0.829        1.037
22         0.924       1.155       52      2.154        2.692         82       0.779        0.973
23         0.973       1.216       53      2.182        2.727         83       0.732        0.915
24         1.026       1.282       54      2.211        2.763         84       0.687        0.859
25         1.075       1.343       55      2.234        2.792         85       0.644        0.806
26         1.125       1.406       56      2.259        2.823         86       0.604        0.755
27         1.177       1.471       57      2.284        2.855         87       0.566        0.708
28         1.228       1.535       58      2.307        2.883         88       0.529        0.661
29         1.274       1.592       59      2.333        2.916         89       0.493        0.616
                                                                      90       0.484        0.605

 * A negative number of Target Premiums produces a negative deferred sales charge. When combined with the deferred underwriting charge, a negative deferred sales charge reduces the total surrender charge.

[A ratio of guideline annual premiums will be used to allocate a portion of the Policy Value and of subsequent premiums to a face amount increase for purposes of determining the deferred sales charge applicable to the increase.]

Except for surrenders to which the sales charge limitation provisions described below apply, the maximum deferred sales charge will be in effect for at least the first two years of the Surrender Charge Period. After that, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to the issue age of the life insured until, at the end of the Surrender Charge Period, there is no deferred sales charge. The tables we use to reduce the applicable deferred sales charge during the Surrender Charge Period are set forth in Appendix C to this Prospectus. The applicable table will be set forth in each Policy, and we will inform you of the table to be used in connection with sales charges on increases in face amount.

[The deferred sales charge grades down after the first two policy years, subject to the sales charge limitation in effect during such period.]

In order to determine the deferred sales charge applicable to a face amount increase, we will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, a portion of each premium paid on or subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the "guideline annual premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

A "guideline annual premium" is a hypothetical amount based on S.E.C. rules that we use to measure the maximum amount of the deferred sales charge that may be imposed upon surrender, partial withdrawal, a decrease in face amount or lapse during the first two years after issuance or after an increase in face amount.

The following example illustrates how deferred underwriting and deferred sales charges are calculated using data from Tables 1, 2 and 3 above and from the tables in Appendix C.

Assume a 36-year-old male (standard risk), whose Policy was issued prior to July 10, 1995, at age 30, and who has paid $9,000 in premiums under a Policy with a Target

Premium of $1,500 and a face amount of $100,000, surrenders his Policy during the last month of the sixth policy year.

A deferred underwriting charge of $540 will be assessed. The maximum deferred underwriting charge of $600 ($6 per $1,000 of face amount X 100) will be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the sixth policy year [90% X ($6 X 100) = $540].

A deferred sales charge of $1,192.74 will also be assessed. According to Table 2, the maximum number of Target Premiums subject to the deferred sales charge for a person who was 30 years old when his or her Policy with a face amount less than $250,000 was issued would be 1.648. Thus $2,472 (1.648 X $1,500) will be the maximum amount of premiums subject to the 50% sales charge, producing a maximum sales charge of $1,236 (50% X $2,472 = $1,236). Because the surrender occurs during the last month of the sixth policy year, only 96.50% (from the table in Appendix C for issue age 30) of the maximum sales charge remains applicable [96.50% X (.50 X 1.648 X $1,500) = $1,192.74].

[We forego taking the full deferred sales charge for a surrender, termination or face amount decrease during the first two policy years.]

SALES CHARGE LIMITATION. If you surrender your Policy or decrease its face amount at any time during the first two years after issuance or after an increase in face amount, we will forego taking that part of the deferred sales charge with respect to "premiums" paid for the initial face amount or such increase (including the portion of Policy Value treated as premiums for the increase, as described above), whichever is applicable, which exceeds the sum of

                    (i) 30% of the premiums paid up to the lesser of one guideline annual premium or the maximum amount of premiums subject to the deferred sales charge plus

                    (ii) 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of two guideline annual premiums or the maximum amount of premiums subject to the deferred sales charge, plus

                    (iii) 9% of the premiums paid in excess of two guideline annual premiums up to the maximum amount of premiums subject to the deferred sales charge.

The operation of the sales charge limitation for Policies issued prior to July 10, 1995 is illustrated by the following example. A 67-year-old male non-smoker purchased a Policy with a face amount in excess of $250,000 when he was age 65. He has paid $30,000 in premiums under the Policy and it has a guideline annual premium (GAP) of $15,997 and a Target Premium (TP) of $11,835. He surrenders his policy during the second policy year. In the absence of the sales charge limitation, the maximum deferred sales charge would be 50% of the lesser of premiums paid ($30,000) or the maximum amount of premiums subject to the deferred sales charge (TP X Maximum Number of TP's = $11,835 X 2.269 = $26,854), which results in 50% of $26,854 (the "Maximum Chargeable Amount" or "MCA") or $13,427 as the maximum deferred sales charge. However, under the formula described above, the maximum sales charge allowable will be $5,885. This is calculated as the sum of:

     (i) 30% of one GAP, or $4,799 [.30 X $15,997 = $4,799], because one GAP
                    ($15,997) is less than premiums paid ($30,000) and less than the MCA ($26,854);

plus

     (ii)  10% of the MCA in excess of one GAP, or $1,086 (.10 X $10,857 =
                    $1,086) because the MCA in excess of one GAP ($26,854 - $15,997 = $10,857) is less than premiums paid in excess of one GAP ($30,000 - $15,997 = $14,003) and less than the amount of a second GAP ($15,997);

plus

     (iii) $0, because no premiums in excess of two GAPs were paid and would not have been chargeable in any event, as the MCA was less than two GAPs.

Thus, (i) $4,799 plus (ii) $1,086 plus (iii) $0 equals $5,885, the maximum sales charge allowable.

If the Policy in the foregoing example were issued on or after July 10, 1995, the maximum sales charge allowable would be $5,873, because the maximum amount of Target Premiums subject to the deferred sales charge would be 2.259 (from Table 3) instead of 2.269 (from Table 2).

Since a deferred sales charge is deducted when a Policy terminates for failure to make the required payment following the Policy's going into default, the sales charge limitation will apply if the termination occurs during the two-year period following issuance or any increase in face amount. If the Policy terminates during the two years after a face amount increase, the sales charge limitation will relate only to the sales charges applicable to the increase.

CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, we will reduce the Policy's remaining surrender charges by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of (i) to (ii), where

          (i) is the amount of the withdrawal in excess of the Withdrawal Tier Amount, and

          (ii) is to the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal.

We will deduct the surrender charges from each Investment Account and the Fixed Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account.

Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be canceled based on the value of such units determined at the end of the Business Day on which we receive a written request for withdrawal at our Service Office.

[A partial withdrawal will result in a reduction in the Policy's face amount if the Option 1 death benefit is in effect.]

If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, we will reduce the face amount of the Policy. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the applicable percentage set forth under Insurance Benefit -- "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount.

Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount.


[We deduct a portion of the surrender charges if you decrease the face amount or cancel an increase.]

CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, we will deduct a portion of a Policy's surrender charges upon a decrease, or a cancellation of an increase, in face amount which you request. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, we will determine separately the portion of the surrender charges to be deducted with respect to each level of insurance coverage. That portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction.

As noted under Insurance Benefit -- "Face Amount Changes," we apply decreases to the most recent increase first and thereafter to the next most recent increases successively. We will deduct the charges from the Policy Value, and we will allocate the amount so deducted among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time a pro-rata deferred underwriting charge or a pro-rata deferred sales charge for a face amount decrease or for a partial withdrawal is deducted, the remaining deferred underwriting charge and deferred sales charge will be reduced proportionately.

We will calculate the remaining deferred underwriting charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by (c), where

                    (a) is the grading percentage applicable to the life insured's issue age and Policy duration;

                    (b) is the grading percentage applicable to the life insured's issued age at the time of the last face amount decrease or partial withdrawal;

                    and

                    (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred underwriting charge deducted for that face amount decrease or partial withdrawal.

We will calculate the remaining deferred sales charge using Table 2 above and Appendix C. The actual remaining charge will be the result of (a) divided by
(b), multiplied by (c), where:

     (a) is the grading percentage applicable to the Policy duration;

     (b) is the grading percentage at the time of the last face amount decrease or partial withdrawal;

     and

     (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

Until the sum of premiums paid equals or exceeds the number of Target Premiums subject to deferred sales charge multiplied by the Target Premium, subsequent premium payments will increase the remaining deferred sales charge.

MONTHLY DEDUCTIONS

[We deduct monthly from the Policy Value: an administrative charge, a cost of insurance charge, a mortality and expense risks charge and charges for supplementary benefits.]

Each month we make a deduction from Policy Value consisting of an administration charge, a charge for the cost of insurance, a charge for mortality and expense risks, and charge(s) for any supplementary benefit(s) (see Other Provisions -- "Supplementary Benefits"). We allocate the monthly deduction among the Investment Accounts and (other than the mortality and expense risks charge) the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly deductions due prior to the effective date will be taken on the effective date instead of the dates they were due. If the Policy is still in force when the life insured attains age 100, no further monthly deductions will be taken from the Policy Value.

ADMINISTRATION CHARGE

The monthly administration charge is $35 until the first anniversary and, thereafter, $10 (the right is reserved to increase the administration charge by an additional amount of up to $.01 per $1,000 of face amount per month). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various charges permitted under a Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate is based on

     o    the life insured's issue age,
     o    the duration of the coverage,
     o    sex (unless unisex rates are required by law),
     o    risk class, and,
     o in the case of certain Policies issued in group or sponsored arrangements providing for reduction in cost of insurance charges (see "Special Provisions For Group Or Sponsored Arrangements"), the face amount of the Policy.

See Miscellaneous Matters -- "Legal Considerations." We determine the rate separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the life insured's age. Any additional ratings as indicated in the Policy will be added to the cost of insurance rate.

We use cost of insurance rates that reflect our expectations as to future mortality experience as based on current experience. We may change the rates from time to time on a basis which does not unfairly discriminate within the class of life insureds. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an additional rating applicable to the life insured or if simplified underwriting is granted in a group or sponsored arrangement (see "Special Provisions For Group Or Sponsored Arrangements"). The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables.

If requested by the applicant, we may offer the Policy with provisions based on actuarial tables that do not differentiate on the basis of sex to such prospective purchasers in states where the unisex version of the Policy has been approved.

The State of Montana currently prohibits the issuance of policies with assumptions that distinguish between men and women in determining premiums and policy benefits for policies issued on the life of any of its residents.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, we will calculate the net amount at risk separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

MORTALITY AND EXPENSE RISKS CHARGE

We make a monthly charge against your Policy Value for the mortality and expense risks we assume under the Policies. We make this charge at the beginning of each policy month at an annual rate of

     o .90% through the later of the tenth anniversary of the Policy and your attained age of 60

     o    and, thereafter, .45%.

We assess the charge against the value of your Investment Accounts by canceling units in the same proportion as the value of each Investment Account bears to the total value of your Investment Accounts. The mortality risk assumed is that lives insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than we estimated. We estimate that virtually all of the mortality and expense risks charge currently relates to expense risks. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

OTHER CHARGES

Currently, we make no charge against the Separate Account for federal, state or local taxes that may be attributable to the Separate Account or to our operations with respect to the Policies. However, if we incur any such taxes, we may make a charge therefor.

We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See Policy Values -- "Transfers Of Policy Value."

The Separate Account purchases shares of Portfolios at net asset value. The net asset value of those shares reflects investment management fees and expenses. In addition to the information contained in the table below, detailed information concerning those fees and expenses is set forth under the caption "Management of The Trust" in the Prospectus for the Manufacturers Investment Trust that accompanies this Prospectus.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

ANNUAL EXPENSES OF EACH PORTFOLIO
(as a percentage of a Portfolio's average net assets)

                                      MANAGEMENT     OTHER EXPENSES
PORTFOLIO                             TOTAL TRUST    (AFTER EXPENSE
EXPENSES                                 FEES         REIMBURSEMENT)***         ANNUAL
----------------------------------------------------------------------------------------------
  Aggressive Growth
Pacific Rim Emerging Markets........    0.850%              0.570%              1.420%
Science & Technology................    1.100%              0.160%              1.260%
International Small Cap.............    1.100%              0.210%              1.310%
Emerging Small Company..............    1.050%              0.060%              1.110%
Pilgrim Baxter Growth...............    1.050%              0.130%              1.180%
Small/Mid Cap.......................    1.000%              0.050%              1.050%
International Stock.................    1.050%              0.330%              1.380%
   Growth
Worldwide Growth....................    1.000%              0.320%              1.320%
Global Equity.......................    0.900%              0.110%              1.010%
Small Company Value.................    1.050%              0.100%*             1.150%
Equity..............................    0.750%              0.050%              0.800%
Growth..............................    0.850%              0.100%              0.950%
Quantitative Equity.................    0.700%              0.070%              0.770%***
Blue Chip Growth....................    0.925%              0.050%              0.975%
Equity Index........................    0.250%               0.15%****           0.40%****
Real Estate Securities..............    0.700%              0.070%              0.770%***
Growth and Income
Value...............................    0.800%              0.160%              0.960%
International Growth and Income.....    0.950%              0.170%              1.120%
Growth and Income...................    0.750%              0.040%              0.790%
Equity-Income.......................    0.800%              0.050%              0.850%
   Balanced
Balanced............................    0.800%              0.080%              0.880%
Aggressive Asset Allocation.........    0.750%              0.150%              0.900

Moderate Asset Allocation...........    0.750%              0.100%              0.850%
Conservative Asset Allocation.......    0.750%              0.140%              0.890%
  Bond
High Yield..........................    0.775%              0.110%              0.885%
Strategic Bond......................    0.775%              0.100%              0.875%
Global Government Bond..............    0.800%              0.130%              0.930%
Capital Growth Bond.................    0.650%              0.080%              0.730%***
Investment Quality Bond.............    0.650%              0.090%              0.740%
U.S. Government Securities..........    0.650%              0.070%              0.720%
   Money Market
Money Market........................    0.500%              0.040%              0.540%
   Lifestyle
Lifestyle Aggressive 1000#..........        0%              1.116%**            1.116%
Lifestyle Growth 820#...............        0%              1.048%**            1.048%
Lifestyle Balanced 640#.............        0%              0.944%**            0.944%
Lifestyle Moderate 460#.............        0%              0.850%**            0.850%
Lifestyle Conservative 280#.........        0%              0.708%**            0.708%

#Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, the Adviser is currently paying these expenses as described in footnote ** below.

*Based on estimates of payments to be made during the current fiscal year.

** Reflects expenses of the other portfolios of the Trust in which the Lifestyle Trust invests ("Underlying Portfolios"). MSS has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be .04% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1997) as noted in the chart below:

                                    MANAGEMENT         OTHER             TOTAL TRUST
TRUST PORTFOLIO EXPENSES               FEES           EXPENSES             ANNUAL
----------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........    0%             1.156%              1.156%
Lifestyle Growth 820................    0%             1.088%              1.088%
Lifestyle Balanced 640..............    0%             0.984%              0.984%
Lifestyle Moderate 460..............    0%             0.890%              0.890%
Lifestyle Conservative 280..........    0%             0.748%              0.748%

***During the one year period ended December 31, 1997, MSS voluntarily waived fees payable to it and/or reimbursed expenses to the extent necessary to prevent "Total Trust Annual Expenses" for the Quantitative Equity, Real Estate and Capital Growth Bond Trusts from exceeding .50% of the Trust's average net assets. This voluntary fee waiver was terminated effective January 1, 1998. Expenses shown in the table for these three Trusts do not reflect the fee waiver.

****Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by MSS on 30 days' notice to the Trust. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.57%, and Other Expenses would have been 0.32%, of the average annual net assets of the Equity Index Trust.

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS

[We may reduce any Policy charges when the Policy is issued in group or sponsored arrangements.]

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. In California all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the charges and deductions described above for Policies issued in connection with group or sponsored arrangements. Such arrangements may include sales without withdrawal charges and deductions to our employees, officers, directors, agents, immediate family members of the foregoing, and employees of our agents and of our subsidiaries. We will reduce the above charges and deductions in accordance with our rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group.

Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience. In addition, groups or persons purchasing under a sponsored arrangement may request increases or decreases in face amount at any time after issue and decreases in face amount at any time after an increase in face amount.

SPECIAL PROVISIONS FOR EXCHANGES

[We may eliminate or reduce charges in connection with certain exchanges.]

We will permit owners of certain life insurance policies issued either by us or Manufacturers Life to exchange their policies for the Policies described in this prospectus. Charges under the policies being exchanged or the Policies issued in exchange therefor may be reduced or eliminated. Owners of certain policies may be entitled to convert their policies to the Policies described in this prospectus. If they elect to convert, they may receive a credit upon conversion in an amount up to their first-year premium. Policy loans made under policies being exchanged may, in some circumstances, be carried over to the new Policies without repayment at the time of exchange. Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither our general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Our general account consists of all assets owned by us other than those in our separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

[We will credit interest to the portion of your Policy Value allocated to the Fixed Account at an annual rate of at least 4%.]

You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of your Policy Value to the Fixed Account from the Investment Accounts. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions. See Policy Values -- "Transfers Of Policy Value" and "Policy Value." We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. However, your allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

[Unless the Death Benefit Guarantee is in effect, your Policy will go into default if the Net Cash Surrender Value would go below zero after taking the monthly deductions then due.]

Unless the Death Benefit Guarantee is in effect, your Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly deductions then due. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The payment you must make will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero at the date of default, plus the monthly deductions due at the date of default and at the beginning of each of the two policy months thereafter, based on the Policy Value at the date of default. If we do not receive the required payment by the end of the grace period, we will terminate the Policy and pay to you the Net Cash Surrender Value (subject to any applicable limitation on surrender charges; see Charges And Deductions -- "Surrender Charges") as of the date of default less the monthly deductions then due. If the life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

POLICY REINSTATEMENT

You can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

     (a) The life insured's risk class is standard or preferred; and

     (b) The life insured's attained age is less than 46.

You can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

                    (a) You must not have surrendered the Policy for its Net Cash Surrender Value;

                    (b) You furnish to us satisfactory evidence of the life insured's insurability;

                    (c) You pay us a premium equal to the payment required during the 61-day grace period following default to keep the Policy in force; and

                    (d) You repay to us an amount equal to any amounts paid by us in connection with the termination of the Policy.

If we approve the reinstatement, the date of reinstatement will be the later of the date of your written request or the date we receive the required payment at our Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary and final. Thereafter you may change the beneficiary during the life insured's lifetime by giving written notice to us in a form satisfactory to us unless an irrevocable designation has been elected. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the issue date. We will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the life insured's lifetime for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If the life insured's stated age or sex or both in the Policy are incorrect, we will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex (unless unisex rates are required by law).

SUICIDE EXCLUSION. If the life insured, whether sane or insane, dies by suicide within two years from the issue date, we will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Loan Account. If the life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deduction for the increase.

ASSIGNMENT. We will not be bound by an assignment until we receive a copy of it at our Service Office. We assume no responsibility for the validity or effects of any assignment.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS

Subject to certain requirements, you may add one or more supplementary benefits to a Policy, including those providing term insurance for additional insureds, providing accidental death coverage, waiving monthly deductions upon disability, guaranteeing the Policy Value, accelerating benefits in the event of terminal illness, and, in the case of corporate-owned Policies, permitting a change of the life insured. You may obtain more detailed information concerning supplementary benefits from one of our authorized agents. We will deduct the cost of any supplementary benefits as part of the monthly deduction. See Charges And Deductions -- "Monthly Deductions."

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment.

We may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Fixed Account value for up to six months; otherwise we may delay payment for any period during which (i) the New York Stock Exchange is closed for trading (except for normal holiday closings) or trading on the Exchange is otherwise restricted; or (ii) an emergency exists as defined by the S.E.C. or the S.E.C. requires that trading be restricted; or (iii) the S.E.C. permits a delay for the protection of policyowners. Also, we may deny transfers in the circumstances stated in clauses (i), (ii) and (iii) above and in the circumstances previously set forth. See Policy Values -- "Transfers Of Policy Value."

REPORTS TO POLICYOWNERS

Within 30 days after each policy anniversary, we will send you a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last statement, the premiums paid and policy transactions made during the period since the last statement and any other information required by law.

Within 10 days after any transaction involving purchase, sale, or transfer of units of Investment Accounts, we will send a confirmation statement.

You will also be sent an annual and a semi-annual report for Manufacturers Investment Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION

[Under certain circumstances we may seek to substitute shares of a different Portfolio or fund.]

Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

We also reserve the right to combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, and to de-register the Separate Account under the 1940 Act. We would make the change only if permissible under applicable federal and state law.

We will not materially change the investment objectives of the Separate Account without first filing the change with the Insurance Commissioner of the State of Michigan. You will be advised of any change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), sets forth a definition of a life insurance contract for federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

[Policies issued on a standard rate basis should qualify as life insurance under the Internal Revenue Code.]

With respect to a Policy issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through Manufacturers Investment Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how Manufacturers Investment Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets.

For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's

[Generally, you will not be deemed to be in constructive receipt of your Policy Value until there is a distribution.]

death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a Modified Endowment Contract.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a Modified Endowment Contract
(MEC) within 23 days of the next policy anniversary, we will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause your Policy to become a MEC more than 23 days prior to the next policy anniversary, we will refund any excess premium to you. The portion of the premium which is not excess will be applied as of the date received. We will advise you of this action and will offer to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, you acknowledge that your Policy is or will become a MEC, we will credit excess premiums that would cause MEC status as of the date received.

Further, if a transaction occurs which reduces the face amount of your Policy during the first seven years, we will retest the Policy, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. As well, if a reduction of the face amount occurs within seven years of a material change, we will retest the Policy for compliance retroactive to the date of the material change. Failure to comply would result in classification as a Modified Endowment Contract regardless of any efforts by us to provide a payment schedule that will not violate the seven-pay test.

[Generally, a distribution from a Policy that is not a MEC is taxable to you only to the extent the distribution exceeds your investment in the Policy.]

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a Modified Endowment Contract.

[Generally, a distribution from a Policy that is not MEC is taxable to you only to the extent the distribution exceeds your investment in the Policy.]

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loans taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a Modified Endowment Contract is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. Select Loans may, however, be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10% additional tax.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

For policies issued after June 20, 1986 and prior to January 1, 1994 a transition rule permits all or a portion of the interest paid on policy debt incurred before January 1, 1996 to be deducted. For policies issued in 1994 or 1995 the transition rule applies to indebtedness incurred before January 1, 1997. To be deducted the interest must be paid or accrued prior to January 1, 1999, and must meet other rules contained in Section 264 of the Code and section 501 of the Health Insurance Portability and Accountability Act of 1996.

Furthermore, if a non-natural person owns a policy, or is the direct or indirect beneficiary under a policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the policy.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

THE COMPANY'S TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for the Company. We reserve the right to make a charge to premiums to compensate us for the anticipated higher corporate income taxes.

At the present time, we make no charge to the Separate Account for any federal, state or local taxes that we incur that may be attributable to the Account or to the Policies. We, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY

ManEquity, Inc., one of our indirect wholly-owned subsidiaries, acts as the principal underwriter of, and continuously offers, the Policies pursuant to a Distribution Agreement with us. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so. Compensation is comprised of first-year commissions and bonus not to exceed 105% of premiums paid up to the Target Premium, commissions not to exceed 2% of premiums in excess thereof and, after the third anniversary, 0.15% of the Policy Value per annum. If certain standards with regard to the sale of the Policies and certain other policies issued by us or Manufacturers Life (USA) are met, additional compensation will be available.

RESPONSIBILITIES ASSUMED BY MANUFACTURERS LIFE

Manufacturers Life and Manufacturers USA have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by us, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by them and will pay them for their other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with us pursuant to which Manufacturers Life or Manufacturers USA will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.


VOTING RIGHTS

[We will vote shares of the Trust attributable to your Policy in accordance with your instructions.]

As stated above, we will invest all of the assets held in the sub-accounts of the Separate Account in shares of a particular Portfolio of Manufacturers Investment Trust. We are the legal owner of those shares and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, we will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

We will vote shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit us to vote shares held in the Separate Account in our own right, we may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding

Portfolio of Manufacturers Investment Trust. We will determine the number as of a date chosen by us, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for such action in the next communication to policyowners.

DIRECTORS AND OFFICERS OF MANUFACTURERS LIFE OF AMERICA

Our Directors and Officers, together with their principal occupations during the past few years, are as follows:


                            POSITION WITH
                          MANUFACTURERS LIFE
      NAME                    OF AMERICA               PRINCIPAL OCCUPATION
      ----                ------------------           --------------------
Sandra M. Cotter         Director                      Attorney 1989-present, Dykema Gossett.
(35)

James D. Gallagher       Director, Secretary, and      Vice President, Secretary and  General Counsel --
(43)                     General Counsel               January 1997-present, ManUSA; Vice President,
                                                       Legal Services U.S. Operations -- January
                                                       1996-present, The Manufacturers Life Insurance Company;
                                                       Vice President, Secretary and General Counsel --
                                                       1994-present, The Manufacturers Life Insurance Company
                                                       of North America; Vice President and Associate
                                                       General Counsel -1991-1994, The Prudential Insurance
                                                       Company of America.

Bruce Gordon             Director                      Vice President, U.S. Operations -- Pension 1990-present,
(54)                                                   The Manufacturers Life Insurance Company.

Donald A. Guloien        Director and President        Executive Vice President, Business Development,
(41)                                                   1999-present, The Manufacturers Life Insurance Company;
                                                       senior Vice President, Business Development, 1994-1998, The
                                                       Manufacturers Life Insurance Company; Vice President, U.S.
                                                       Individual Business -- 1990-1994,The Manufacturers Life
                                                       Insurance Company.

Theodore Kilkuskie, Jr.  Director                      Senior Vice President, Annuities - 1999-present, The
(42)                                                   Manufacturers Life Insurance Company; President, The
                                                       Manufacturers Life Insurance Company of North America - 1999 -
                                                       present; Vice President, U.S. Individual Insurance
                                                       -- January 1997- present, ManUSA; Vice President,
                                                       U.S. Individual Insurance -- June 1995-present, The
                                                       Manufacturers Life Insurance Company; Executive Vice President,
                                                       Mutual Funds -- January 1995-May 1995, State Street Research;
                                                       Vice President, Mutual Funds -- 1987-1994, Metropolitan Life
                                                       Insurance Company.

Joseph J. Pietroski      Director                      Senior Vice President, General Counsel and Corporate
(59)                                                   Secretary -- 1988-present, The Manufacturers Life Insurance
                                                       Company.

John D. Richardson       Chairman and                  Senior Executive Vice President,  U.S. Individual  Insurance
(60)                     Director                      - 1999- present,  The Manufacturers  Life Insurance Company;
                                                       Executive   Vice   President  and  General   Manager,   U.S.
                                                       Operations  1995-present,  The Manufacturers  Life Insurance
                                                       Company;   Senior  Vice   President  and  General   Manager,
                                                       Canadian Operations 1992-1994.

John R. Ostler           Vice President and            Financial Vice President -- 1992-present, The
(45)                     Treasurer                     Manufacturers Life Insurance Company.

Douglas H. Myers         Vice President, Finance       Assistant Vice President and Controller, U.S.. Operations
(43)                     and Compliance                -- 1988-present, The Manufacturers Life Insurance Company.
                         Controller

Victor Apps              Senior Vice President and     Senior Vice President and General Manager, Greater China
(49)                     General Manager               Division -- 1995-present, The Manufacturers Life Insurance
                                                       Company; Vice President and General Manger, Greater China
                                                       Division -- 1993-1995, The Manufacturers Life Insurance
                                                       Company.

Felix Chee               Vice President,               Executive Vice President -- 1997 to present, The
(51)                     Investments                   Manufacturers Life Insurance Company; Chief Investment
                                                       Officer -- 1997 to present, The Manufacturers Life
                                                       Insurance Company, Senior Vice President and Treasurer --
                                                       1993-1994.

Robert A. Cook           Vice President,               Senior Vice President, U.S. Individual Insurance -
(43)                     Marketing                     1999-present, The Manufacturers Life Insurance Company;
                                                       Vice President, Product Management -- 1996-present, The
                                                       Manufacturers Life Insurance Company; Sales and Marketing
                                                       Director, U.S. Division 1994-1995, The Manufacturers Life
                                                       Insurance Company.

Hugh C. McHaffie         Vice                          Vice President, U.S. Annuities and Product Development
(39)                     President                     --1996 to present, The Manufacturers Life Insurance
                                                       Company; Vice President U.S. Annuities and
                                                       Product Development -- 1994 to present, The
                                                       Manufacturers Life Insurance Company of North America;
                                                       Product Development Executive -- 1990 to 1994, The
                                                       Manufacturers Life Insurance Company of North America.

John G. Vrysen           Vice President and            Vice President and Chief Financial Officer, U.S. Operations
(42)                     Appointed Actuary             -- 1996 to present, The Manufacturers Life Insurance
                                                       Company, Vice President and Chief Actuary -- 1986 to
                                                       present, The Manufacturers Life Insurance Company of North
                                                       America.

STATE REGULATIONS

We are subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

PENDING LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or Manufacturers Investment Trust.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information from the S.E.C.'s principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the cover page of this prospectus.

LEGAL MATTERS

James D. Gallagher, Esq., our Secretary and General Counsel, has passed on the legal validity of the Policies. Jones & Blouch L.L.P., Washington, D.C., has passed on certain matters relating to the federal securities laws.

EXPERTS


Our financial statements and those of our Separate Account III for the period ended December 31, 1998 appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Those financial statements have been included herein in reliance upon their reports given upon the authority of such firm as experts in auditing and accounting.



YEAR 2000 ISSUES

Preparing computer systems to deal with the Year 2000 risk has become a major issue for businesses throughout the world. Within the group of companies made up of Manufacturers Life and its subsidiaries ("Manulife Financial"), a group-wide program has been underway since 1996 to make all critical systems compliant by the end of 1998 and other systems compliant by the end of 1999. Included in this program are all systems applicable to and shared by the Company with Manulife Financial. Based on a detailed assessment, Manulife Financial determined that a portion of its software needs to be modified or replaced so that its computer systems will function properly into the Year 2000 and beyond. Like most companies, the Year 2000 issue represents a significant challenge for Manulife Financial, and extensive resources have been dedicated to modifying existing software and to converting to new software. However, there can be no assurances that Manulife Financial's systems, nor those of other companies on which Manulife Financial relies, will be fully converted on a timely basis and therefore that all adverse effects on the Company due to the Year 2000 risk will be avoided. Manulife Financial is presently consulting with vendors, customers, subsidiaries, third-parties and other businesses with which it deals to ensure that no material aspect of its, or the Company's operations will be hindered by the Year 2000 risk.

The costs of the project and the date on which Manulife Financial plans to complete the modifications are based on management's best estimates and are subject to some uncertainty. Manulife Financial is using both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The total cost of this program to Manulife Financial is estimated to be $64 million, comprised of $55 million for specifically budgeted programs and $9 million for general contingencies. Manulife Financial has incurred $15 million as at December 31, 1997 of which the Company will receive an allocation due to its shared systems. The costs allocated are not expected to have a material effect on the net operating income of the Company.

FINANCIAL STATEMENTS

The financial statements of Manufacturers Life of America included herein should be distinguished from the financial statements of Separate Account Three and should be considered only as bearing upon the ability of Manufacturers Life of America to meet its obligations under the Policies.

[FINANCIAL STATEMENTS WILL BE INCLUDED BY AMENDMENT.]

APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolio was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for: deductions from premiums for state, local and federal taxes, deferred underwriting and sales charges, and monthly deductions for administration, cost of insurance and mortality and expense risks.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect an average of the Trusts' expenses, which is approximately 0.954% on an annual basis. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.949%, 4.994% and 10.937%.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for male non-smokers, one based on current cost of insurance and monthly administration charges and the other based on the maximum administration charges, deductions from premiums and cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. The current waiver of deductions from premiums and current monthly administration charges and cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's age, sex (unless unisex rates are required by law) and risk class, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolios for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since September 10, 1993. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                          $5,960 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES




                                            0% Hypothetical                                      6% Hypothetical
                                        Gross Investment Return                              Gross Investment Return
                           ---------------------------------------------        ---------------------------------------------
End of      Accumulated                          Cash                                                 Cash
Policy       Premiums          Policy         Surrender           Death            Policy           Surrender         Death
Year(1)         (2)             Value        Value(3)(4)         Benefit            Value          Value(3)(4)       Benefit

  1          $  6,258        $  4,614        $      0           $500,000          $  4,925          $    271        $500,000
  2            12,829           9,407           4,636            500,000            10,324             5,553         500,000
  3            19,728          14,068           7,546            500,000            15,897             9,375         500,000
  4            26,973          18,596          12,127            500,000            21,649            15,180         500,000
  5            34,579          22,981          16,561            500,000            27,577            21,157         500,000
  6            42,566          27,251          21,131            500,000            33,713            27,592         500,000
  7            50,953          31,368          25,548            500,000            40,026            34,206         500,000
  8            59,758          35,336          29,823            500,000            46,528            41,008         500,000
  9            69,004          39,149          34,146            500,000            53,219            48,215         500,000
 10            78,712          42,811          38,748            500,000            60,108            56,045         500,000
 15           135,039          58,611          58,611            500,000            97,596            97,596         500,000
 20           206,927          69,484          69,484            500,000           140,362           140,362         500,000
 25           298,676          74,497          74,497            500,000           189,390           189,390         500,000
 30           415,774          70,948          70,948            500,000           249,721           249,721         500,000





                       12% Hypothetical
                    Gross Investment Return
           ------------------------------------------
End of                          Cash
Policy       Policy           Surrender        Death
Year(1)       Value          Value(3)(4)      Benefit

  1        $     5,237       $     583    $   500,000
  2             11,278           6,508        500,000
  3             17,877          11,355        500,000
  4             25,085          18,616        500,000



  5             32,955          26,535        500,000
  6             41,580          35,460        500,000
  7             50,998          45,177        500,000
  8             61,293          55,773        500,000
  9             72,550          67,546        500,000
 10             84,870          80,808        500,000
 15            166,561         166,561        500,000
 20            297,108         297,108        500,000
 25            507,829         507,829        680,491
 30            859,860         859,860      1,049,029




---------------


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.


THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT

RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                          $5,960 ANNUAL PLANNED PREMIUM


                           ASSUMING GUARANTEED CHARGES




                                            0% Hypothetical                                 6% Hypothetical
                                        Gross Investment Return                         Gross Investment Return
                                        -----------------------                         -----------------------
End of      Accumulated                         Cash                                           Cash
Policy       Premiums          Policy         Surrender          Death        Policy         Surrender         Death
Year(1)         (2)             Value        Value(3)(4)        Benefit       Value         Value(3)(4)       Benefit

  1        $  6,258          $  4,338        $      0        $500,000        $  4,635        $      0        $500,000
  2          12,829             8,863           4,092         500,000           9,733           4,963         500,000
  3          19,728            13,259           6,737         500,000          14,993           8,471         500,000
  4          26,973            17,526          11,057         500,000          20,418          13,949         500,000
  5          34,579            21,657          15,237         500,000          26,007          19,586         500,000
  6          42,566            25,650          19,530         500,000          31,762          25,642         500,000
  7          50,953            29,495          23,675         500,000          37,679          31,859         500,000
  8          59,758            33,196          27,676         500,000          43,768          38,248         500,000
  9          69,004            36,743          31,740         500,000          50,024          45,020         500,000
 10          78,712            40,139          36,077         500,000          56,456          52,394         500,000
 15         135,039            54,654          54,654         500,000          91,207          91,207         500,000
 20         206,927            63,667          63,667         500,000         130,114         130,114         500,000
 25         298,676            64,609          64,609         500,000         172,001         172,001         500,000
 30         415,774            53,954          53,954         500,000         220,462         220,462         500,000





                          12% Hypothetical
                       Gross Investment Return
                       -----------------------
End of                          Cash
Policy       Policy           Surrender           Death
Year(1)       Value          Value(3)(4)         Benefit

  1           4,933              280          $ 500,000
  2          10,640            5,873            500,000
  3          16,871           10,355            500,000
  4          23,674           17,215            500,000



  5          31,099           24,695            500,000
  6          39,206           33,111            500,000
  7          48,054           42,270            500,000
  8          57,722           52,251            500,000
  9          68,283           63,345            500,000
 10          79,835           75,857            500,000
 15         156,172          156,172            500,000
 20         277,565          277,565            500,000
 25         473,143          473,143            634,012
 30         799,351          799,351            975,209



---------------


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT

RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                          $7,450 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES




                                            0% Hypothetical                                    6% Hypothetical
                                        Gross Investment Return                            Gross Investment Return
                            -------------------------------------------      ------------------------------------------
End of      Accumulated                          Cash                                           Cash
Policy       Premiums          Policy         Surrender         Death          Policy         Surrender         Death
Year(1)         (2)             Value        Value(3)(4)       Benefit         Value         Value(3)(4)       Benefit

  1          $  7,823        $  6,067        $    930         $506,067        $  6,466         $  1,329        $506,466
  2            16,036          12,279           7,142          512,279          13,459            8,321         513,459
  3            24,660          18,323          11,801          518,323          20,679           14,157         520,679
  4            33,716          24,197          17,728          524,197          28,131           21,662         528,131
  5            43,224          29,892          23,472          529,892          35,812           29,392         535,812
  6            53,208          35,435          29,315          535,435          43,755           37,635         543,755
  7            63,691          40,788          34,967          540,788          51,928           46,108         551,928
  8            74,698          45,953          40,432          545,953          60,341           54,821         560,341
  9            86,255          50,922          45,919          550,922          68,991           63,987         568,991
 10            98,391          55,699          51,637          555,699          77,887           73,824         577,887
 15           168,798          76,419          76,419          577,419         125,987          125,987         625,987
 20           258,658          90,947          90,947          590,947         179,636          179,636         679,636
 25           373,345          98,160          98,160          598,160         238,189          238,189         738,189
 30           519,718          95,367          95,367          595,367         303,091          303,091         803,091




                      12% Hypothetical
                    Gross Investment Return
         -------------------------------------------
End of                       Cash
Policy    Policy          Surrender          Death
Year(1)   Value           Value(3)(4)       Benefit

   1     $    6,866      $    1,729      $   506,866
   2         14,686           9,549          514,686
   3         23,227          16,705          523,227
   4         32,555          26,086          532,555


   5         42,734          36,314          542,734
   6         53,875          47,754          553,875
   7         66,029          60,209          566,029
   8         79,297          73,776          579,297
   9         93,777          88,773          593,777
  10        109,589         105,526          609,589
  15        213,281         213,281          713,281
  20        374,069         374,069          874,069
  25        624,487         624,487        1,124,487
  30      1,034,482       1,034,482        1,534,482



---------------


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT

RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                          $7,450 ANNUAL PLANNED PREMIUM


                           ASSUMING GUARANTEED CHARGES




                                          0% Hypothetical                                       6% Hypothetical
                                      Gross Investment Return                               Gross Investment Return
                           ------------------------------------------       -----------------------------------------
End of    Accumulated                          Cash                                             Cash
Policy     Premiums         Policy           Surrender         Death          Policy        Surrender         Death
Year(1)       (2)            Value          Value(3)(4)       Benefit         Value        Value(3)(4)       Benefit

  1        $  7,823        $  5,740        $    603          $505,740        $  6,121        $    984        $506,121
  2          16,036          11,632           6,495           511,632          12,756           7,619         512,756
  3          24,660          17,362          10,840           517,362          19,604          13,082         519,604
  4          33,716          22,927          16,458           522,927          26,668          20,199         526,668
  5          43,224          28,321          21,901           528,321          33,947          27,527         533,947
  6          53,208          33,542          27,422           533,542          41,445          35,325         541,445
  7          63,691          38,578          32,758           538,578          49,155          43,335         549,155
  8          74,698          43,432          37,912           543,432          57,086          51,565         557,086
  9          86,255          48,094          43,091           548,094          65,231          60,227         565,231
 10          98,391          52,556          48,504           551,556          73,599          69,536         573,599
 15         168,798          71,714          71,714           571,714         118,572         118,572         618,572
 20         258,658          84,327          84,327           581,327         167,887         167,887         668,887
 25         373,345          87,135          87,135           587,135         218,065         218,065         718,065
 30         519,718          77,092          77,092           577,092         268,832         268,832         768,832





                  12% Hypothetical
               Gross Investment Return
         -------------------------------------
End of                  Cash
Policy    Policy      Surrender         Death
Year(1)    Value     Value(3)(4)       Benefit

   1     $   6,503    $   1,365    $   506,503
   2        13,926        8,788        513,926
   3        22,029       15,507        522,029
   4        30,876       24,407        530,876



   5        40,528       34,108        540,528
   6        51,061       44,941        551,061
   7        62,547       56,727        562,547
   8        75,081       69,560        575,081
   9        88,750       83,747        588,750
  10       103,668       99,605        603,668
  15       201,198      201,198        701,198
  20       351,523      351,523        851,523
  25       581,560      581,560      1,081,560
  30       953,480      953,480      1,453,480



---------------

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT

RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                         $15,095 ANNUAL PLANNED PREMIUM*


                            ASSUMING CURRENT CHARGES




                                        0% Hypothetical                                      6% Hypothetical
                                    Gross Investment Return                              Gross Investment Return
                         -------------------------------------------         --------------------------------------------
End of    Accumulated                        Cash                                                 Cash
Policy     Premiums        Policy         Surrender           Death            Policy           Surrender          Death
Year(1)       (2)           Value        Value(3)(4)         Benefit            Value          Value(3)(4)       Benefit

  1      $    15,850     $  10,718       $    3,337       $  500,000         $   11,478       $    4,097       $  500,000
  2           32,492        21,323           12,806          500,000             23,518           15,000          500,000
  3           49,966        31,482           15,567          500,000             35,803           19,888          500,000
  4           68,314        41,474           25,888          500,000             48,630           33,045          500,000
  5           87,580        51,319           36,080          500,000             62,045           46,807          500,000
  6          107,809        60,996           47,255          500,000             76,057           62,317          500,000
  7          129,049        70,346           60,040          500,000             90,539           80,233          500,000
  8          151,351        79,304           72,433          500,000            105,454           98,583          500,000
  9          174,768        87,920           84,484          500,000            120,880          117,445          500,000
 10          199,356        96,183           96,183          500,000            136,853          136,853          500,000
 15          342,015       136,983          137,983          500,000            233,079          233,079          500,000
 20          527,441       163,908          163,908          500,000            356,307          356,307          500,000
 25          764,098       130,219          130,219          500,000            515,275          515,275          541,039
 30        1,066,138         2,731            2,731          500,000(5)         718,254          718,254          754,167






                       12% Hypothetical
                     Gross Investment Return
         --------------------------------------------
End of                     Cash
Policy      Policy        Surrender           Death
Year(1)     Value         Value(3)(4)        Benefit

 1       $   12,241       $    4,860       $  500,000
 2           25,808           17,290          500,000
 3           40,493           24,579          500,000
 4           56,712           41,127          500,000


 5           74,653           59,414          500,000
 6           94,484           80,744          500,000
 7          116,264          105,958          500,000
 8          140,160          133,289          500,000
 9          166,476          163,040          500,000
10          195,507          195,507          500,000
15          405,181          405,181          500,000
20          765,780          765,780          819,384
25        1,347,742        1,347,742        1,415,129
30        2,269,248        2,269,248        2,382,710



---------------

* Note that the second tier Death Benefit Guarantee Premium level of $16,240 is paid from age 70.



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.

(5) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                         $15,095 ANNUAL PLANNED PREMIUM*


                           ASSUMING GUARANTEED CHARGES




                                          0% Hypothetical                                       6% Hypothetical
                                      Gross Investment Return                               Gross Investment Return
                           --------------------------------------------          --------------------------------------------
End of    Accumulated                          Cash                                                  Cash
Policy     Premiums         Policy           Surrender           Death            Policy           Surrender           Death
Year(1)       (2)            Value          Value(3)(4)         Benefit            Value          Value(3)(4)         Benefit

  1       $   15,850       $   10,042       $    2,661       $  500,000          $   10,765       $    3,384       $  500,000
  2           32,492           19,891           11,373          500,000              21,968           13,450          500,000
  3           49,966           29,243           13,328          500,000              33,316           17,401          500,000
  4           68,314           38,087           22,502          500,000              44,804           29,219          500,000
  5           87,580           46,390           31,152          500,000              56,406           41,168          500,000
  6          107,809           54,120           40,380          500,000              68,102           54,362          500,000
  7          129,049           61,242           50,936          500,000              79,868           69,562          500,000
  8          151,351           67,701           60,830          500,000              91,663           84,792          500,000
  9          174,768           73,429           69,993          500,000             103,441          100,005          500,000
 10          199,356           78,355           78,355          500,000             115,153          115,153          500,000
 15          342,015           90,953           90,953          500,000             175,935          175,935          500,000
 20          527,441           74,206           74,206          500,000             240,546          240,546          500,000
 25          764,098             0(5)             0(5)          500,000(5)          300,694          300,694          500,000
 30        1,066,138             0(5)             0(5)          500,000(5)          362,731          362,731          500,000



                     12% Hypothetical
                   Gross Investment Return
          --------------------------------------------
End of                      Cash
Policy         Policy      Surrender           Death
Year(1)        Value       Value(3)(4)         Benefit

  1       $   11,492       $    4,111       $  500,000
  2           24,136           15,619          500,000
  3           37,739           21,825          500,000
  4           52,398           36,813          500,000

                                      A-18

  5           68,202           52,964          500,000
  6           85,264           71,524          500,000
  7          103,712           93,406          500,000
  8          123,685          116,814          500,000
  9          145,343          141,907          500,000
 10          168,884          168,884          500,000
 15          333,980          333,980          500,000
 20          634,129          634,129          678,518
 25        1,127,274        1,127,274        1,183,638
 30        1,903,391        1,903,391        1,998,561


---------------

* Note that the second tier Death Benefit Guarantee Premium level of $16,240 is paid from age 70.

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.

(5) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                         $17,920 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES




                                            0% Hypothetical                                      6% Hypothetical
                                        Gross Investment Return                              Gross Investment Return
                          --------------------------------------------          --------------------------------------------
End of      Accumulated                          Cash                                               Cash
Policy       Premiums          Policy         Surrender         Death            Policy           Surrender          Death
Year(1)         (2)             Value        Value(3)(4)       Benefit            Value          Value(3)(4)        Benefit

 1         $   18,816       $   13,394      $    5,018      $  513,394          $   14,315       $    5,939       $  514,315
 2             38,573           26,532          15,593         526,532              29,199           18,261          529,199
 3             59,317           39,066          23,152         539,066              44,313           28,399          544,313
 4             81,099           51,294          35,709         551,294              59,960           44,375          559,960
 5            103,970           63,237          47,999         563,237              76,181           60,942          576,181
 6            127,985           74,872          61,132         574,872              92,966           79,226          592,966
 7            153,200           86,015          75,709         586,015             110,145           99,839          610,145
 8            179,676           96,580          89,709         596,580             127,634          120,764          627,634
 9            207,476          106,619         103,183         606,619             145,490          142,055          645,490
10            236,666          116,124         116,124         616,124             163,709          163,709          663,709
15            406,022          160,845         160,845         660,845             268,285          268,285          768,285
20            622,169          174,194         174,194         674,194             367,040          367,040          867,040
25            898,033          101,614         101,614         601,614             392,033          392,033          892,033
30          1,250,113             0(5)            0(5)         500,000(5)          323,023          323,023          823,023






                          12% Hypothetical
                       Gross Investment Return
          --------------------------------------------
End of                          Cash
Policy       Policy           Surrender        Death
Year(1)       Value          Value(3)(4)      Benefit

  1       $   15,238       $    6,862       $  515,238
  2           31,980           21,041          531,980
  3           50,001           34,087          550,001
  4           69,733           54,148          569,733


  5           91,363           76,125          591,363
  6          115,050          101,309          615,050
  7          140,795          130,489          640,795
  8          168,703          161,832          668,703
  9          199,032          195,597          699,032
 10          232,006          232,006          732,006
 15          458,720          458,720          958,720
 20          795,725          795,725        1,295,725
 25        1,244,482        1,244,482        1,736,159
 30        1,836,159        1,836,159        2,344,482


---------------

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.

(5) Provided the Death Benefit Guarantee has been in effect, the Policy will have been kept in force until the end of the policy year in which the life insured reached attained age 85, at which time the Death Benefit Guarantee will expire and in the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)


                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                         $17,920 ANNUAL PLANNED PREMIUM


                           ASSUMING GUARANTEED CHARGES




                                          0% Hypothetical                                       6% Hypothetical
                                      Gross Investment Return                               Gross Investment Return
                          --------------------------------------------          --------------------------------------------
End of    Accumulated                          Cash                                                  Cash
Policy     Premiums         Policy           Surrender          Death            Policy           Surrender          Death
Year(1)       (2)            Value          Value(3)(4)        Benefit            Value          Value(3)(4)        Benefit

 1       $   18,816       $   12,621       $    4,245       $  512,621          $   13,499       $    5,123       $  513,499
 2           38,573           24,908           13,969          524,908              27,440           16,501          527,440
 3           59,317           36,543           20,629          536,543              41,506           25,592          541,506
 4           81,099           47,506           31,921          547,506              55,669           40,084          555,669
 5          103,970           57,749           42,511          557,749              69,871           54,633          569,871
 6          127,985           67,227           53,486          567,227              84,052           70,312          584,052
 7          153,200           75,888           65,582          575,888              98,146           87,840          598,146
 8          179,676           83,659           76,788          583,659             112,056          105,185          612,056
 9          207,476           90,453           87,018          590,453             125,669          122,233          625,669
10          236,666           96,179           96,179          596,179             138,860          138,860          638,860
15          406,022          108,762          108,762          608,762             198,852          198,852          698,852
20          622,169           79,172           79,172          579,172             226,343          226,343          726,343
25          898,033             0(5)             0(5)          500,000(5)          180,769          180,769          680,769
30        1,250,113             0(5)             0(5)             0(5)               8,085            8,085          508,085





                       12% Hypothetical
                   Gross Investment Return
         ---------------------------------------------
End of                     Cash
Policy      Policy        Surrender          Death
Year(1)     Value        Value(3)(4)        Benefit
 1       $   14,380       $    6,004       $  514,380
 2           30,080           19,142          530,080
 3           46,889           30,975          546,889
 4           64,882           49,297          564,882


 5           84,112           68,873          584,112
 6          104,639           90,898          604,639
 7          126,524          116,218          626,524
 8          149,808          142,937          649,808
 9          174,519          171,084          674,519
10          200,684          200,684          700,684
15          363,211          363,211          863,211
20          576,018          576,018        1,076,018
25          833,780          833,780        1,333,780
30        1,124,290        1,124,290        1,624,290


---------------

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4) Cash Surrender Values for first two years reflect sales charge limitations imposed by the S.E.C.

(5) Provided the Death Benefit Guarantee has been in effect, the Policy will have been kept in force until the end of the policy year in which the life insured reached attained age 85, at which time the Death Benefit Guarantee will expire and in the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING -- an addition to the cost of insurance rate for insureds who do not meet at least the underwriting requirements of the standard risk class.

BUSINESS DAY -- any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a sub-account of the Separate Account will be determined at the end of each Business Day.

CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the first three policy years and, where applicable, if satisfied in subsequent policy years, will maintain the Death Benefit Guarantee. To satisfy the Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less policy loans, must equal or exceed the sum of Death Benefit Guarantee Premiums since issue as at the beginning of each policy month.

DEATH BENEFIT GUARANTEE -- Manufacturers Life of America's guarantee that the Policy will not go into default even if a combination of policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

DEATH BENEFIT GUARANTEE PREMIUM -- a measure of premium used in determining compliance with the Cumulative Premium Test. The Death Benefit Guarantee Premium as an annual amount is established by the Company based on issue age, sex (unless unisex rates are required by law), risk class, death benefit option, supplementary benefits and additional ratings. The Death Benefit Guarantee Premium, which is set forth in the Policy, will increase, when the policyowner reaches attained age 70, to an amount as specified in the Policy.

EFFECTIVE DATE -- the date that Manufacturers Life of America becomes obligated under the Policy and when the first monthly deductions are taken.

FIXED ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in the general account of Manufacturers Life of America.

FUND VALUE TEST -- a test which, if satisfied in applicable policy years will maintain the Death Benefit Guarantee feature. To satisfy the Fund Value Test, the Gross Single Premium at the beginning of any applicable policy month must not be greater than the Net Policy Value.

GROSS SINGLE PREMIUM -- the amount of premium needed to endow the Policy to the expiration of the Death Benefit Guarantee assuming 4% interest and current charges.
                                      B-1

GUIDELINE ANNUAL PREMIUM -- an amount defined by S.E.C. regulation. It is used to determine maximum sales charges that may be deducted during the first two years following issuance of a Policy.

INITIAL PREMIUM -- at least 1/12 of the Target Premium. The Initial Premium must be received within 60 days after the policy date.

INVESTMENT ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE AGE -- the age on the nearest birthday, at policy date, as shown in the Policy.

LOAN ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

MODIFIED POLICY DEBT -- as of any date, the Policy Debt plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%.

MONTHLY DEATH BENEFIT GUARANTEE PREMIUM -- 1/12 of the Death Benefit Guarantee Premium.

MONTHLY NO LAPSE GUARANTEE PREMIUM -- 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less Policy Debt.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

NET PREMIUM -- amount of premium allocated to the Investment Accounts or Fixed Account. It equals gross premiums less the deduction for state, local and federal taxes.

NO LAPSE GUARANTEE -- Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. In Illinois this benefit is known as the Minimum Premium Guarantee.

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each policy month.

NO LAPSE GUARANTEE PERIOD -- is the first 5 policy years for life insureds with an issue age up to and including 85. It is not offered to life insureds whose Issue Age exceeds 85.

NO LAPSE GUARANTEE PREMIUM -- is a measure of premium used in determining compliance with the No Lapse Guarantee Cumulative Premium Test. The No Lapse Guarantee premium for each policyowner is set forth in the Policy.

PLANNED PREMIUM -- The premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

POLICY DATE -- The date from which policy years, policy months and policy anniversaries are determined. Monthly deductions are due on the policy date. If a check for at least the Initial Premium accompanies the application, the policy date is the date the application and check are received at the Service office. If an application accepted by the Company is not accompanied by a check for the Initial Premium, the policy will be issued with a policy date which is 7 days after issuance of the policy.

POLICY DEBT -- as of any date, the aggregate amount of policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Fixed Account and the Investment Accounts.

SELECT LOAN -- A loan on which the differential between the interest credited and the interest charged is currently 0%; provided, however, if at some time in the future it is determined that the current differential could cause the loan to be treated as a taxable distribution under any applicable ruling, regulation or court decision, Manufacturers Life of America has the right to increase the differential on all subsequent Select Loans either (i) to an amount that may be presented in such ruling, regulation or court decision that would result in the transaction being treated as a loan under federal tax law or (ii) if no amount is prescribed, to an amount that Manufacturers Life of America feels would be more likely to result in the transaction being treated as a loan under Federal tax law.

SELECT LOAN AMOUNT -- the amount of any Select Loan.

SERVICE OFFICE -- the office designated to service the Policies, which is shown on the cover page of this prospectus.

SURRENDER CHARGE PERIOD -- the period (usually 15 years) following issuance of the Policy or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place.

TARGET PREMIUM -- a premium amount used to measure the maximum deferred sales charge under a Policy. The Target Premium for the initial face amount is set forth in the Policy. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT -- as of any date, the net Cash Surrender Value at the previous anniversary multiplied by 10%.

APPENDIX C

The maximum deferred sales charge is 50% of premiums received up to a specified number of Target Premiums that varies (from -0.180 to 3.031) with the issue age of the life insured, the face amount of the Policy and the amount of any increase. Beginning after two policy years, that maximum deferred sales charge decreases over time according to a pattern that varies with the issue age of the life insured. In all cases, the deferred sales charge is eliminated entirely by the last month of the 15th policy year. The same pattern applies to sales charges occasioned by face amount increases, with time periods and issue age computed using the date of the increase in face amount rather than the Policy Date.

The following tables show the percentage of the maximum sales charge that would be applicable in the last month of the years shown. The percentages for other months would be derived by interpolation.

If the transaction occurs in the last month of




                                                                 ISSUE AGE
POLICY  ---------------------------------------------------------------------------------------------------------------------------
YEAR*        0             1             2             3             4             5             6             7             8
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9666        0.9500        0.9642        0.9444        0.9555        0.9811        0.9843        0.9866        0.9885
  4          0.9666        0.9500        0.9285        0.9444        0.9555        0.9622        0.9687        0.9600        0.9655
  5          0.9333        0.9000        0.8928        0.9166        0.9111        0.9433        0.9531        0.9466        0.9540
  6          0.9333        0.9000        0.8928        0.9166        0.9111        0.9433        0.9531        0.9466        0.9540
  7          0.9333        0.9000        0.8928        0.9166        0.9111        0.9433        0.9531        0.9466        0.9540
  8          0.9333        0.9000        0.8928        0.9166        0.9111        0.9433        0.9531        0.9466        0.9540
  9          0.8503        0.8503        0.8503        0.8503        0.8503        0.8503        0.8503        0.8503        0.8503
  10         0.6803        0.6803        0.6803        0.6803        0.6803        0.6803        0.6803        0.6803        0.6803
  11         0.5442        0.5442        0.5442        0.5442        0.5442        0.5442        0.5442        0.5442        0.5442
  12         0.4082        0.4082        0.4082        0.4082        0.4082        0.4082        0.4082        0.4082        0.4082
  13         0.2721        0.2721        0.2721        0.2721        0.2721        0.2721        0.2721        0.2721        0.2721
  14         0.1361        0.1361        0.1361        0.1361        0.1361        0.1361        0.1361        0.1361        0.1361
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000




                                                   ISSUE AGE
POLICY  -----------------------------------------------------------------------------------------------
YEAR*        9            10            11            12            13            14            15
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9861        0.9873        0.9885        0.9895        0.9875        0.9940        0.9898
  4          0.9696        0.9734        0.9765        0.9722        0.9751        0.9831        0.9796
  5          0.9595        0.9646        0.9609        0.9652        0.9689        0.9719        0.9695




  6          0.9595        0.9646        0.9609        0.9652        0.9689        0.9719        0.9695
  7          0.9595        0.9646        0.9609        0.9652        0.9689        0.9719        0.9695
  8          0.9595        0.9646        0.9609        0.9652        0.9689        0.9719        0.9695
  9          0.8503        0.8503        0.8503        0.8503        0.8503        0.8503        0.8503
  10         0.6803        0.6803        0.6803        0.6803        0.6803        0.6803        0.6803
  11         0.5442        0.5442        0.5442        0.5442        0.5442        0.5442        0.5442
  12         0.4082        0.4082        0.4082        0.4082        0.4082        0.4082        0.4082
  13         0.2721        0.2721        0.2721        0.2721        0.2721        0.2721        0.2721
  14         0.1361        0.1361        0.1361        0.1361        0.1361        0.1361        0.1361
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000






                                                                 ISSUE AGE
POLICY  ---------------------------------------------------------------------------------------------------------------------------
YEAR*       16            17            18            19            20            21            22            23            24
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9912        0.9872        0.9884        0.9842        0.9903        0.9867        0.9878        0.9887        0.9896
  4          0.9788        0.9795        0.9768        0.9789        0.9806        0.9778        0.9796        0.9804        0.9792
  5          0.9718        0.9681        0.9653        0.9631        0.9661        0.9646        0.9674        0.9699        0.9688
  6          0.9667        0.9667        0.9653        0.9631        0.9661        0.9646        0.9674        0.9699        0.9688
  7          0.9333        0.9333        0.9333        0.9333        0.9333        0.9396        0.9396        0.9396        0.9396
  8          0.9000        0.9000        0.9000        0.9000        0.9000        0.9060        0.9060        0.9060        0.9060
  9          0.8333        0.8333        0.8333        0.8333        0.8333        0.8389        0.8389        0.8389        0.8389
  10         0.6667        0.6667        0.6667        0.6667        0.6667        0.6711        0.6711        0.6711        0.6711
  11         0.5333        0.5333        0.5333        0.5333        0.5333        0.5369        0.5369        0.5369        0.5369
  12         0.4000        0.4000        0.4000        0.4000        0.4000        0.4027        0.4027        0.4027        0.4027
  13         0.2667        0.2667        0.2667        0.2667        0.2667        0.2685        0.2685        0.2685        0.2685
  14         0.1330        0.1330        0.1330        0.1330        0.1330        0.1342        0.1342        0.1342        0.1342
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000




                                                   ISSUE AGE
POLICY  -----------------------------------------------------------------------------------------------
YEAR*       25            26            27            28            29            30            31
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9901        0.9885        0.9889        0.9897        0.9887        0.9889        0.9885
  4          0.9803        0.9793        0.9779        0.9770        0.9757        0.9772        0.9771
  5          0.9679        0.9678        0.9678        0.9659        0.9644        0.9650        0.9624
  6          0.9679        0.9678        0.9678        0.9659        0.9644        0.9650        0.9624
  7          0.9396        0.9432        0.9469        0.9507        0.9545        0.9583        0.9622
  8          0.9060        0.9122        0.9184        0.9247        0.9310        0.9375        0.9441
  9          0.8389        0.8446        0.8503        0.8562        0.8621        0.8681        0.8741
  10         0.6711        0.6757        0.6803        0.6849        0.6897        0.6944        0.6993
  11         0.5369        0.5405        0.5442        0.5479        0.5517        0.5556        0.5594
  12         0.4027        0.4054        0.4082        0.4110        0.4138        0.4167        0.4196
  13         0.2685        0.2703        0.2721        0.2740        0.2759        0.2778        0.2797
  14         0.1342        0.1351        0.1361        0.1370        0.1379        0.1389        0.1399




  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000




*Months not shown may be calculated by interpolation.

If the transaction occurs in the last month of


                                                                 ISSUE AGE
POLICY  ---------------------------------------------------------------------------------------------------------------------------
YEAR*       32            33            34            35            36            37            38            39            40
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9878        0.9886        0.9883        0.9888        0.9860        0.9859        0.9868        0.9858        0.9849
  4          0.9741        0.9758        0.9751        0.9739        0.9733        0.9728        0.9725        0.9714        0.9706
  5          0.9634        0.9630        0.9614        0.9602        0.9593        0.9577        0.9573        0.9572        0.9529
  6          0.9634        0.9630        0.9614        0.9602        0.9593        0.9577        0.9573        0.9572        0.9529
  7          0.9634        0.9630        0.9614        0.9602        0.9593        0.9577        0.9573        0.9572        0.9529
  8          0.9507        0.9574        0.9614        0.9602        0.9593        0.9577        0.9573        0.9572        0.9529
  9          0.8803        0.8865        0.8929        0.8993        0.8999        0.9006        0.9012        0.9019        0.9025
  10         0.7042        0.7092        0.7143        0.7194        0.7199        0.7205        0.7210        0.7215        0.7220
  11         0.5634        0.5674        0.5714        0.5755        0.5760        0.5764        0.5768        0.5772        0.5776
  12         0.4225        0.4255        0.4286        0.4317        0.4320        0.4323        0.4326        0.4329        0.4332
  13         0.2817        0.2837        0.2857        0.2878        0.2880        0.2882        0.2884        0.2886        0.2888
  14         0.1408        0.1418        0.1429        0.1439        0.1440        0.1441        0.1442        0.1443        0.1444
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000




                                                   ISSUE AGE
POLICY  -----------------------------------------------------------------------------------------------
YEAR*       41            42            43            44            45            46            47
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9850        0.9828        0.9839        0.9822        0.9833        0.9819        0.9808
  4          0.9692        0.9680        0.9664        0.9651        0.9659        0.9639        0.9627
  5          0.9526        0.9501        0.9496        0.9480        0.9473        0.9446        0.9425
  6          0.9526        0.9501        0.9496        0.9480        0.9473        0.9446        0.9425
  7          0.9526        0.9501        0.9496        0.9480        0.9473        0.9190        0.9176
  8          0.9526        0.9501        0.9496        0.9480        0.9473        0.9117        0.9104
  9          0.9032        0.9038        0.9045        0.9051        0.9058        0.9045        0.9032
  10         0.7225        0.7231        0.7236        0.7241        0.7246        0.7236        0.7225
  11         0.5780        0.5785        0.5789        0.5793        0.5797        0.5789        0.5780
  12         0.4335        0.4338        0.4342        0.4345        0.4348        0.4342        0.4335
  13         0.2890        0.2892        0.2894        0.2896        0.2899        0.2894        0.2890
  14         0.1445        0.1446        0.1447        0.1448        0.1449        0.1447        0.1445
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000





                                                                 ISSUE AGE
        ---------------------------------------------------------------------------------------------------------------------------
POLICY
YEAR*       48            49            50            51            52            53            54            55            56
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------




  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9809        0.9796        0.9786        0.9795        0.9779        0.9770        0.9763        0.9761        0.9738
  4          0.9619        0.9598        0.9577        0.9573        0.9563        0.9541        0.9523        0.9512        0.9477
  5          0.9418        0.9385        0.9354        0.9351        0.9330        0.9300        0.9268        0.9250        0.9207
  6          0.9365        0.9251        0.9137        0.9023        0.8910        0.8797        0.8684        0.8571        0.8689
  7          0.9163        0.9150        0.9101        0.8567        0.8032        0.7498        0.6963        0.6429        0.6517
  8          0.9091        0.9078        0.9029        0.8080        0.7132        0.6183        0.5235        0.4286        0.4345
  9          0.9019        0.9006        0.8993        0.7623        0.6253        0.4883        0.3513        0.2143        0.2172
  10         0.7215        0.7205        0.7194        0.5755        0.4316        0.2878        0.1439        0.0000        0.0000
  11         0.5772        0.5764        0.5755        0.4316        0.2876        0.1439        0.0000        0.0000        0.0000
  12         0.4329        0.4323        0.4317        0.2878        0.1439        0.0000        0.0000        0.0000        0.0000
  13         0.2886        0.2882        0.2878        0.1439        0.0000        0.0000        0.0000        0.0000        0.0000
  14         0.1443        0.1441        0.1439        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000





                                                   ISSUE AGE
POLICY  -----------------------------------------------------------------------------------------------
YEAR*       57            58            59            60            61            62            63
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
  3          0.9731        0.9720        0.9707        0.9711        0.9700        0.9690        0.9678
  4          0.9460        0.9441        0.9417        0.9410        0.9389        0.9367        0.9341
  5          0.9192        0.9160        0.9128        0.9109        0.9078        0.9044        0.9006
  6          0.8811        0.8939        0.9071        0.9087        0.9039        0.8986        0.8937
  7          0.6608        0.6704        0.6803        0.6907        0.7015        0.7128        0.7247
  8          0.4406        0.4469        0.4536        0.4605        0.4677        0.4752        0.4831
  9          0.2203        0.2235        0.2268        0.2302        0.2338        0.2376        0.2416
  10         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  11         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  12         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  13         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  14         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000




                                                           ISSUE AGE
POLICY   -------------------------------------------------------------------------------------------------------------
YEAR*        64            65            66            67            68            69            70            71
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

   1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
   2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
   3          0.9650        0.9638        0.9637        0.9612        0.9597        0.9573        0.9572        0.9559
   4          0.9315        0.9277        0.9261        0.9224        0.9196        0.9158        0.9144        0.9129
   5          0.8966        0.8916        0.8874        0.8836        0.8796        0.8745        0.8727        0.8700
   6          0.8872        0.8823        0.8769        0.8719        0.8665        0.8612        0.8582        0.8554
   7          0.7370        0.7500        0.7500        0.7500        0.7500        0.7500        0.7500        0.7500
   8          0.4914        0.5000        0.5000        0.5000        0.5000        0.5000        0.5000        0.5000
   9          0.2457        0.2500        0.2500        0.2500        0.2500        0.2500        0.2500        0.2500
  10          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  11          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  12          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  13          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  14          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  15          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000






                                                          ISSUE AGE
POLICY  -------------------------------------------------------------------------------------------------------------
YEAR*       72            73            74            75            76            77            78            79
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

   1         1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
   2         1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
   3         0.9555        0.9532        0.9518        0.9504        0.9491        0.9464        0.9436        0.9422
   4         0.9113        0.9078        0.9050        0.9021        0.8982        0.8939        0.8885        0.8856
   5         0.8676        0.8623        0.8581        0.8526        0.8472        0.8404        0.8347        0.8301
   6         0.8520        0.8441        0.8387        0.8317        0.8239        0.8170        0.8099        0.8054
   7         0.7500        0.7500        0.7500        0.7500        0.7500        0.7500        0.7500        0.7500
   8         0.5000        0.5000        0.5000        0.5000        0.5000        0.5000        0.5000        0.5000
   9         0.2500        0.2500        0.2500        0.2500        0.2500        0.2500        0.2500        0.2500
  10         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  11         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  12         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  13         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  14         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000


*Months not shown may be calculated by interpolation.

If the transaction occurs in the last month of


                                                           ISSUE AGE
POLICY   -------------------------------------------------------------------------------------------------------------
YEAR*        80            81            82            83            84            85            86            87
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

   1          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
   2          1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000        1.0000
   3          0.9405        0.9388        0.9375        0.9362        0.9360        0.9345        0.9320        0.9303
   4          0.8824        0.8806        0.8777        0.8762        0.8747        0.8705        0.8663        0.8608
   5          0.8267        0.8235        0.8204        0.8176        0.8145        0.8079        0.8009        0.7899
   6          0.8016        0.7971        0.7940        0.7897        0.7842        0.7749        0.7627        0.7451
   7          0.7500        0.7500        0.7500        0.7500        0.7500        0.7405        0.7232        0.6964
   8          0.5000        0.5000        0.5000        0.5000        0.5000        0.5000        0.5000        0.5000
   9          0.2500        0.2500        0.2500        0.2500        0.2500        0.2500        0.2500        0.2500
  10          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  11          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  12          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  13          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  14          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  15          0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000





                                                          ISSUE AGE
POLICY  -------------------------------------------------------------------------------------------------------------
YEAR*       88            89            90            91            92            93            94            95
------  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

   1         1.0000        1.0000        1.0000        0.0000        0.0000        0.0000        0.0000        0.0000
   2         1.0000        1.0000        1.0000        0.0000        0.0000        0.0000        0.0000        0.0000
   3         0.9261        0.9191        0.9115        0.0000        0.0000        0.0000        0.0000        0.0000
   4         0.8510        0.8357        0.8165        0.0000        0.0000        0.0000        0.0000        0.0000
   5         0.7732        0.7483        0.7136        0.0000        0.0000        0.0000        0.0000        0.0000
   6         0.7192        0.6822        0.6308        0.0000        0.0000        0.0000        0.0000        0.0000
   7         0.6597        0.6068        0.5399        0.0000        0.0000        0.0000        0.0000        0.0000
   8         0.5000        0.5000        0.4439        0.0000        0.0000        0.0000        0.0000        0.0000
   9         0.2500        0.2500        0.2500        0.0000        0.0000        0.0000        0.0000        0.0000
  10         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  11         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  12         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  13         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  14         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000
  15         0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000        0.0000


*Months not shown may be calculated by interpolation.

                            [MANULIFE FINANCIAL LOGO]

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART II


                                OTHER INFORMATION

UNDERTAKINGS

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.


The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the Policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


          The facing sheet;
          The Prospectus, consisting of ___ pages;
          Representation pursuant to Section 26 of the Investment Company Act of 1940;
          The signatures;
          Written consents of the following persons:


                    Jones & Blouch L.L.P. [To be filed by amendment] Ernst & Young LLP[To be filed by amendment]
                    Brian R. Koop [To be filed by amendment]


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account

                    Three. Incorporated by reference to Exhibit A(1) to the Initial Registration Statement on Form S-6 filed October 29, 1998 (file No. 333-66303).

A(3)(a)(i)          Distribution Agreement between The Manufacturers Life
                    Insurance Company of America and ManEquity, Inc. dated
                    December 23, 1986. Incorporated by reference to Exhibit
                    A(3)(a)(i) to the Initial Registration Statement on Form S-6 filed October 29, 1998 (file No. 333-66303).

A(3)(a)(ii)         Amendment to Distribution Agreement between The
                    Manufacturers Life Insurance Company of America and
                    ManEquity, Inc. dated May 30, 1992. Incorporated by reference to Exhibit A(3)(a)(ii) to the Initial Registration
                    Statement on Form S-6 filed October 29, 1998 (file No.
                    333-66303).

A(3)(a)(iii)        Amendment to Distribution Agreement between The
                    Manufacturers Life Insurance Company of America and
                    ManEquity, Inc. dated February 23, 1994. Incorporated by reference to Exhibit A(3)(a)(iii) to the Initial
                    Registration Statement on Form S-6 filed October 29, 1998
                    (file No. 333-66303).

A(3)(b)(i)          Specimen Agreement between ManEquity, Inc. and registered
                    representatives. Incorporated by reference to Exhibit
                    A(3)(b)(i) to Pre-effective Amendment No. 1 to the
                    Registration Statement on Form S-6 filed August 28, 1998
                    (file No. 333-51293).

A(3)(b)(ii)         Specimen agreement between The Manufacturers Life Insurance
                    Company of America and registered representatives.
                    Incorporated by reference to Exhibit A(3)(b)(ii) to Pre-effective Amendment No. 1 to the Registration Statement on Form S-6 filed August 28, 1998 (file No. 333-51293).

A(3)(b)(iii)        Specimen Agreement between ManEquity, Inc. and dealers.
                    Incorporated by reference to Exhibit A(3)(b)(iii) to Pre-effective Amendment No. 1 to the Registration Statement on Form S-6 filed August 28, 1998 (file No. 333-51293).

A(3)(b)(iv)         Specimen agreement between The Manufacturers Life Insurance
                    Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to Pre-effective Amendment No. 1 to the
                    Registration Statement on Form S-6 filed August 28, 1998
                    (file No. 333-51293).

A(5)(a)             Form of Flexible Premium Variable Life Insurance Policy.
                    Filed herein.

A(5)(a)(i)          Endorsement No. 776-1ua to Flexible Premium Variable Life
                    Insurance Policy. Previously filed as Exhibit A(5)(a)(i) to the Post-Effective Amendment No. 11 to the Registration
                    Statement on Form S-6 filed April 29, 1997 (file No.
                    33-52310).

A(5)(a)(ii)         Endorsement No. 770-10ua to Flexible Premium Variable Life
                    Insurance Policy. Previously filed as Exhibit A(5)(a)(ii) to the Post-Effective Amendment No. 11 to the Registration
                    Statement on Form S-6 filed April 29, 1997 (file No.
                    33-52310).

A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit 3(a)(i) to Post-Effective Amendment No. 6 on Form S-1 filed December 9, 1996 (file No. 33-57020).

A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit 3(b)(i) to Post-Effective Amendment No. 6 on Form S-1 filed December 9, 1996 (file No. 33-57020).

A(8)(a)(i)          Service Agreement between The Manufacturers Life Insurance
                    Company and The Manufacturers Life Insurance Company of
                    America dated June 1, 1988. Incorporated by reference to
                    Exhibit A(8)(a)(i) to Pre-effective Amendment No. 1 to the
                    Registration Statement on Form S-6 filed August 28, 1998
                    (file No. 333-51293).

A(8)(a)(ii)         Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to Pre-effective Amendment
                    No. 1 to the Registration Statement on Form S-6 filed August
                    28, 1998 (file No. 333-51293).

A(8)(a)(iii)        Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to Pre-effective Amendment
                    No. 1 to the Registration Statement on Form S-6 filed August
                    28, 1998 (file No. 333-51293).

A(8)(a)(iv)         Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to Pre-effective Amendment
                    No. 1 to the Registration Statement on Form S-6 filed August
                    28, 1998 (file No. 333-51293).

A(8)(a)(v)          Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to Pre-effective Amendment
                    No. 1 to the Registration Statement on Form S-6 filed August
                    28, 1998 (file No. 333-51293).

A(8)(a)(vi)         Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to Pre-effective Amendment
                    No. 1 to the Registration Statement on Form S-6 filed August
                    28, 1998 (file No. 333-51293).

A(8)(a)(vii)        Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated December 31, 1998. Incorporated by reference to Exhibit ___ to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (file No.
                    33-57018).

A(8)(b) Form of Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Filed herein.

A(8)(c)(i)          Service Agreement between The Manufacturers Life Insurance
                    Company and ManEquity, Inc. dated January 2, 1991.
                    Incorporated by reference to Exhibit A(8)(c)(i) to Pre-effective Amendment No. 1 to the Registration Statement on Form S-6 filed August 28, 1998 (file No. 333-51293).

A(8)(c)(ii)         Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and ManEquity, Inc. dated March 1,
                    1994. Incorporated by reference to Exhibit A(8)(c)(ii) to Pre-effective Amendment No. 1 to the Registration Statement on Form S-6 filed August 28, 1998 (file No. 333-51293).

A(10) Form of Application for Flexible Premium Variable Life Insurance Policy. Previously filed as Exhibit (A)(10) to Post-Effective Amendment No. 7 on Form S-6 filed April 26, 1996 (file No. 33-52310).

A(10)(a) Form of Application Supplement for Flexible Premium Variable Life Insurance Policy. Previously filed as Exhibit A(10)(a) to Post Effective Amendment No. 9 on Form S-6 filed December 23, 1996 (File No. 33-52310).

2.                  Not applicable.

3. Opinion and consent of James D. Gallagher, Esq., General Counsel of The Manufacturers Life Insurance Company of America. Previously filed as Exhibit 3 to the Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 filed December 23, 1996 (file No. 33-52310).


4. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

5.                  Not applicable.

6.                  Opinion and consent of Brian R. Koop, actuary of The

                    Manufacturers Life Insurance Company of America. [TO BE FILED BY AMENDMENT]

7.                  Form of notice of withdrawal right ("free look" notice).
                    Filed herein.

8(a). Form of notice of right of surrender while sales charge limitation applies (initial purchase). Filed herein.

8(b).               Form of notice of cancellation right (face amount increase).
                    Filed herein.

8(c). Form of notice of right of surrender while sales charge limitation applies (default). Filed herein.

9. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Previously filed as Exhibit 9 to Post Effective Amendment No. 8 on Form S-6 filed December 1, 1996 (file no. 33-52310).

10.                 Consent of Ernst & Young LLP. [TO BE FILED BY AMENDMENT]

11.                 Consent of Jones & Blouch L.L.P. [TO BE FILED BY AMENDMENT]

12. Power of Attorney. Incorporated by reference of Exhibit 12 to Post Effective Amendment No. 10 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on February 28, 1997 (File No. 33-52310).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 the registrant, SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of the depositor to be hereunto affixed and attested, all in the City of Toronto, Province of Ontario, Canada, on the 18th day of February, 1999.



                                             SEPARATE ACCOUNT THREE OF THE
                                             MANUFACTURERS LIFE INSURANCE
                                             COMPANY OF AMERICA
                                             (Registrant)


                                             By: THE MANUFACTURERS LIFE
                                             INSURANCE COMPANY OF AMERICA
                                             (Depositor)


                                             By: /s/ Donald A. Guloien
                                             -------------------------
                                             DONALD A. GULOIEN
                                             President

                                             THE MANUFACTURERS LIFE INSURANCE
                                             COMPANY OF AMERICA


                                             By: /s/ Donald A. Guloien
                                             -------------------------
                                             DONALD A. GULOIEN
                                             President


[SEAL]

Attest


/s/ James D. Gallagher
----------------------
JAMES D. GALLAGHER
Secretary

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of l933, this amended registration statement has been signed by the following persons in the capacities indicated on this 18th day of February, 1999.




Signature                                         Title

*                                                 Chairman and Director
-------------------------
JOHN D. RICHARDSON


/s/ Donald A. Guloien                             President and Director
                                                  (Principal Executive Officer)
--------------------------
DONALD A. GULOIEN

*
--------------------------
SANDRA M. COTTER                                  Director



/s/ James D. Gallagher                            Director
--------------------------
JAMES D. GALLAGHER

*                                                 Director
--------------------------
BRUCE GORDON

*                                                 Director
--------------------------
JOSEPH J. PIETROSKI

*                                                 Director
--------------------------
THEODORE KILKUSKIE, JR.


*                                                 Vice President, Finance
--------------------------                        (Principal Financial
DOUGLAS H. MYERS                                  and Accounting Officer)



*/s/ James D. Gallagher
--------------------------
JAMES D. GALLAGHER
  Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Exhibit No.              Description

99.A(5)(a)               Form of Flexible Premium Variable Life
                         Insurance Policy.

99.A(8)(b)               Form of Stoploss Reinsurance Agreement
                         between The Manufacturers Life Insurance
                         Company of America and The Manufacturers Life
                         Insurance Company.

99.7 Form of notice of withdrawal right ("free look" notice).

99.8(a) Form of notice of right of surrender while sales charge limitation applies (initial purchase).

99.8(b) Form of notice of cancellation right (face amount increase).

99.8(c) Form of notice of right of surrender while sales charge limitation applies (default).